United States
Securities and Exchange Commission

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.           )

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Endeavour International Corporation

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1000 Main Street, Suite 3300
Houston, Texas 77002
July 18, 2005
Dear Stockholder:
      We invite you to attend the Annual Meeting of Stockholders of Endeavour International Corporation, which will be held on Thursday, August 25, 2005, at 10:00 a.m., local time, at the Magnolia Hotel Houston, 1100 Texas Avenue, Houston, Texas. At the meeting, you will hear a report on the Company’s business and have the opportunity to meet with the Company’s directors and executives.
      The materials enclosed include the formal notice of the meeting, the proxy statement, the proxy card and the Company’s annual report. The proxy statement tells you about the agenda, procedures and rules of conduct for the meeting. It also describes how the Company’s Board of Directors operates and gives certain information about the Company. The annual report includes financial information and results of the Company for 2004.
      Regardless of the size of your holdings, it is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, please complete, sign and return the enclosed proxy card in the accompanying envelope.
      Thank you for your cooperation and continued support.
Sincerely,

William L. Transier Co-Chief Executive Officer and Director	John N. Seitz Co-Chief Executive Officer and Director

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
SOLICITATION AND REVOCABILITY OF PROXIES
ELECTION OF DIRECTORS (PROPOSAL ONE)
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT
PERFORMANCE GRAPH

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 25, 2005

Dear Stockholder:
      You are cordially invited to attend the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) of Endeavour International Corporation, a Nevada corporation, which will be held on Thursday, August 25, 2005, at 10:00 a.m., local time, at the Magnolia Hotel Houston, 1100 Texas Avenue, Houston, Texas. The Annual Meeting will be held for the following purposes:

1. To elect two Class I directors to serve three-year terms;

2. To approve an amendment to the 2004 Incentive Plan; and

3. To transact such other business as may properly come before such meeting or any adjournment(s) or postponement(s) thereof.
      The close of business on July 14, 2005 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof.
      Whether or not you plan to attend the Annual Meeting, we ask that you sign and return the enclosed proxy as promptly as possible to ensure that your shares will be represented. A self-addressed, postage paid envelope has been enclosed for your convenience. If you attend the meeting, you may withdraw any previously given proxy and vote your shares in person.

By Order of the Board of Directors,

H. Don Teague
Secretary
July 18, 2005

ENDEAVOUR INTERNATIONAL CORPORATION
1000 Main Street, Suite 3300
Houston, Texas 77002

PROXY STATEMENT

SOLICITATION AND REVOCABILITY OF PROXIES
      The enclosed proxy is solicited by and on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Endeavour International Corporation, a Nevada corporation (the “Company”), for use at the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, August 25, 2005, at 10:00 a.m., local time, at the Magnolia Hotel Houston, 1100 Texas Avenue, Houston, Texas, or at any adjournment(s) or postponement(s) thereof. The solicitation of proxies by the Board of Directors will be conducted primarily by mail. StockTrans, Inc. has been retained to assist the Company in the solicitation of proxies in connection with the Annual Meeting for a fee of approximately $2,500, plus out-of-pocket expenses. In addition, directors, officers and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication. The Company will reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of common stock (the “Common Stock”) and the Series B Preferred Stock of the Company. The costs of the solicitation will be borne by the Company. This proxy statement and the proxy card were first mailed to stockholders of the Company on or about July 20, 2005.
      The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by (a) the execution and submission of a later dated proxy, (b) written notice to the Secretary of the Company or (c) voting in person at the Annual Meeting. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.
      Stockholders of record may vote their shares via telephone (by calling 1-866-626-4508) or via the Internet (by entering the following website www.votestock.com). In both methods of voting, the control number found on your proxy card will be needed. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. If a stockholder’s shares are held in the name of a bank or broker, the availability of telephone and Internet voting will depend upon the voting processes of the bank or broker and stockholders should follow the voting instructions on the form they receive from their bank or broker. Telephone and internet voting will close at 12:00 midnight, Eastern Daylight Savings Time, on the evening before the Annual Meeting.
      Stockholders who elect to vote by mail are asked to date, sign and return the enclosed proxy card using the self-addressed, postage-paid envelope provided. The persons named as proxies on the proxy card were designated by the Board of Directors. Any proxy given pursuant to such solicitation and received prior to the Annual Meeting will be voted as specified in such proxy. Unless otherwise instructed or unless authority to vote is withheld, properly executed and returned proxies will be voted FOR the election of the nominees to the Board of Directors, FOR approval of the amendment to the 2004 Incentive Plan and in accordance with the judgment of the persons named in the proxy on such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.
      At the close of business on July 14, 2005, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were 74,176,673 outstanding shares of Common Stock and 19,714 shares of the Company’s Series B Preferred Stock. Each stockholder is entitled to one vote for each share of Common Stock and one vote for each share of Series B Preferred Stock. Holders of Common Stock and Series B Preferred Stock will vote together as a single class on the matters to be voted on at the Annual

Meeting. The Common Stock and Series B Preferred Stock are the only classes of outstanding securities of the Company entitled to notice of and to vote at the Annual Meeting. In order to transact business at the Annual Meeting, a quorum consisting of a majority of all outstanding shares entitled to vote must be present or represented by proxy. Abstentions and proxies returned by brokerage firms for which no voting instructions have been received from their principals will be counted for the purpose of determining whether a quorum is present. The Company’s Assistant Secretary will tabulate the votes cast by proxy or in person at the Annual Meeting.
      The Company’s annual report to stockholders for the year ended December 31, 2004, including financial statements, is being mailed with the enclosed proxy to all stockholders entitled to vote at the Annual Meeting. The annual report does not constitute a part of this proxy soliciting material.
ELECTION OF DIRECTORS
(PROPOSAL ONE)
      Two directors are to be elected at the Annual Meeting. The Company’s bylaws provide for one to fifteen directors (as determined by resolution of the Board of Directors). Effective July 7, 2004 the Board of Directors adopted an amendment to the Company’s bylaws implementing a classified board consisting of Class I, Class II and Class III directors, the terms of office of which are currently scheduled to expire, respectively, on the dates of the Company’s Annual Meetings of Stockholders in 2005, 2006 and 2007. Thereafter at each subsequent annual meeting of the Company’s stockholders the directors of the class elected at such meeting will serve for three-year terms. The two nominees, who are both current members of the board, are to be elected as Class I directors for a three-year term expiring at the Company’s Annual Meeting of Stockholders in 2008. Each such director will hold office until his successor is duly elected and qualified. There is no cumulative voting in the election of directors and the Class I directors will be elected by a plurality of the votes cast at the Annual Meeting.
      The Board of Directors recommends voting “For” the election of each of the director nominees.
      Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy, when properly executed and returned, will be voted FOR the election of the nominees listed below. Although the Board of Directors does not contemplate that either nominee will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.
Nominees for Election
      The following table sets forth information regarding the names, ages and principal occupations of the nominees and the continuing directors, directorships in other companies held by them and the length of continuous service as a director of the Company:
Nominees for Election at the Annual Meeting

Class I Directors	Principal Occupation and Directorships	Age

John B. Connally III	Independent Oil and Gas Investor. Founder and Principal of Pure Gas Partners, Ltd. Director of Pure Energy Group, Inc. Director of the Company since May 2002.	59
William L. Transier	Co-Chief Executive Officer of the Company. Director of Reliant Resources, Inc. and Cal Dive International, Inc. Director of the Company since February 2004.	51

Continuing Directors

Class II Directors	Principal Occupation and Directorships	Age

Nancy K. Quinn	Principal of Hanover Capital LLC. Director of Atmos Energy Corporation. Director of the Company since March 2004.	51
John N. Seitz	Co-Chief Executive Officer of the Company. Director of Input/Output Inc. and Elk Resources, Inc. Director of the Company since February 2004.	53

Class III Director	Principal Occupation and Directorships	Age

Barry J. Galt	Director of Dynegy, Inc., Trinity Industries, Inc., and Abraxas Petroleum Company. Director of the Company since May 2004.	71
      Each of the nominees and directors named above have been engaged in the principal occupation set forth opposite his or her name for the past five years except as follows:
      Mr. Connally served as President, Chief Executive Officer and a Director of BPK Resources, Inc., a gas and oil exploration company whose shares traded on the OTC Bulletin Board, from 2002-April 2004, Principal and Officer of Graver Manufacturing Company from 2000-2001 and Director and Officer of International Testing Services, Inc. from 1999-2000.
      Mr. Transier served as Executive Vice-President and Chief Financial Officer for Ocean Energy, Inc. from 1999-2003, prior to its merger with Devon Energy Corporation, and from its formation in November 2003 until its merger with the Company in February 2004, he served as Co-Chief Executive Officer of NSNV, Inc.
      Ms. Quinn was a Director of Louis Dreyfus Natural Gas Co. from May 1999-October 2001.
      Mr. Seitz served as Chief Executive Officer, Chief Operating Officer and President of Anadarko Petroleum Corporation from 2002-2003, and as President and Chief Operating Officer of Anadarko Petroleum Corporation from 1999-2003, and from its formation in November 2003 until its merger with the Company in February 2004, he served as Co-Chief Executive Officer of NSNV, Inc.
      Mr. Galt served as Director for Ocean Energy, Inc. (and its predecessor company, Seagull Energy Corporation (“Seagull”)) from 1983-2003, prior to its merger with Devon Energy Corporation, and as Chairman and CEO of Seagull from 1983 to his retirement in 1998.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS AND MANAGEMENT
      Common Stock. The following table sets forth certain information, as of July 14, 2005, with respect to the securities holdings of all persons which the Company, pursuant to filings with the Securities and Exchange Commission, has reason to believe may be deemed the beneficial owners of more than five percent (5%) of outstanding Common Stock. The table also sets forth, as of such date, the number of shares of Common Stock beneficially owned by each of the Company’s directors, the Co-Chief Executive Officers, the former Chief Executive Officer and each of the four other most highly compensated individuals for 2004 who were serving as executive officers of the Company as of December 31, 2004 (the “Named Officers”), individually and as a group.

	Beneficial Ownership(1)

Name and Address of Beneficial Owner	Shares		Percent(1)

William L. Transier	6,423,415	(2)	8.7%
1000 Main Street, Suite 3300 Houston, Texas 77002
John N. Seitz	6,486,083	(3)	8.7%
1000 Main Street, Suite 3300 Houston, Texas 77002
Stephen P. Harrington (former Chief Executive Officer)	1,554,542	(4)	2.1%
Bruce H. Stover	1,040,679	(5)	1.4%
Michael D. Cochran	886,833	(6)	1.2%
H. Don Teague	473,400	(3)	*
Robert L. Thompson	207,922	(7)	*
John B. Connally III	317,537	(8)	*
Nancy K. Quinn	80,037	(9)	*
Barry J. Galt	112,197	(9)	*
All directors and executive officers as a group (10 persons)	17,582,645	(10)	23.7%

*	Less than 1%.

(1)	Pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934, shares are deemed to be “beneficially owned” by a person if he directly or indirectly has or shares the power to vote or dispose of such shares or to direct the vote or disposition of such shares, whether or not he has any pecuniary interest in such shares, or if he has the right to acquire the power to vote or dispose of such shares or to direct the vote or disposition of such shares within 60 days, including any right to acquire such power through the exercise of any option, warrant or right. This table has been prepared based on 74,176,673 shares of Common Stock outstanding as of July 14, 2005.

(2)	Includes 83,333 shares issuable upon exercise of options. Also includes 12,500 shares owned of record by Lighthouse Bypass Trust of which Mr. Transier is the trustee and has voting and investing power. Mr. Transier has no economic interest in the 12,500 shares owned by the Lighthouse Bypass Trust.

(3)	Includes 83,333 shares issuable upon exercise of options.

(4)	Includes 100,000 shares issuable upon exercise of options. Also includes 1,229,542 shares owned of record by SPH Investments, Inc., of which Mr. Harrington is the sole officer and director.

(5)	Includes 133,333 shares issuable upon exercise of options.

(6)	Includes 83,333 shares issuable upon exercise of options. Also includes 250,000 shares owned of record by 1600 Group, LLC, of which Mr. Cochran is the manager and has sole voting and investing power.

(7)	Includes 33,333 shares issuable upon exercise of options.

(8)	Includes 106,667 shares issuable upon exercise of options.

(9)	Includes 6,667 shares issuable upon exercise of options.

(10)	Includes 719,999 shares issuable upon exercise of options.

      Series B Preferred Stock. The holders of the Company’s Series B Preferred Stock are entitled to vote with the holders of Common Stock on all matters for which stockholders are entitled to vote. Each share of Series B Preferred Stock is entitled to one vote per share.
      As of July 14, 2005, the Company has reason to believe that Michael Lauer, 7 Dwight Lane, Greenwich Connecticut 06831, was the beneficial owner of all 19,714 outstanding shares of Series B Preferred Stock.
Management
      The following table sets forth certain information about each Named Officer.

Name	Age	Positions Held

William L. Transier	51	Co-Chief Executive Officer and Director
John N. Seitz	53	Co-Chief Executive Officer and Director
Bruce H. Stover	56	Executive Vice President, Operations and Business Development
Michael D. Cochran	63	Executive Vice President, Exploration
H. Don Teague	62	Executive Vice President, Administration, General Counsel and Secretary
Robert L. Thompson	58	Vice President, Chief Accounting Officer and Corporate Planning
      The following is a brief summary of the business experience of each of the above-named individuals:
      William L. Transier. Mr. Transier became Co-Chief Executive Officer and a Director of the Company on February 26, 2004 upon the Company’s merger with NSNV, Inc., of which he was a founder and Co-Chief Executive Officer from November 2003 until the merger. From 1999 to 2003, Mr. Transier was Executive Vice President and Chief Financial Officer for Ocean Energy, Inc. prior to its merger with Devon Energy Corporation. In this role, he was responsible for the functions associated with corporate treasury, accounting, investor relations, corporate communications, human resources, administration, tax, corporate planning, internal audit, corporate mergers and acquisitions, business development and marketing and trading. He was named to that position in March 1999 following the merger of Ocean Energy, Inc. and Seagull Energy Corporation (“Seagull Energy”). Mr. Transier was part of the executive management team that lead the merger that ultimately contributed to the creation of the largest independent U.S. oil and gas exploration and production company, Devon Energy Corporation.
      From September 1998 to March 1999, Mr. Transier was Executive Vice President and Chief Financial Officer for Seagull Energy, and was part of the leadership team that successfully completed the merger with Ocean Energy, Inc. He originally joined Seagull Energy in May 1996 as Senior Vice President and Chief Financial Officer. Mr. Transier began his career in the audit department of KPMG LLP, an international audit and business strategy consulting firm. In 1986, he became a partner in the firm.
      Mr. Transier graduated from The University of Texas with a Bachelor of Business Administration and honors in accounting. He received his Masters in Business Administration from Regis University. Mr. Transier is a director of Reliant Resources, Inc. and Cal Dive International, Inc.
      John N. Seitz. Mr. Seitz became Co-Chief Executive Officer and a Director of the Company on February 26, 2004 upon the Company’s merger with NSNV, Inc., of which he was a founder and Co-Chief Executive Officer from November 2003 until the merger. From January 2002 to March 2003, Mr. Seitz was Chief Executive Officer, Chief Operating Officer and President of Anadarko Petroleum Corporation, where he held a progression of increasingly responsible executive positions, including Vice President-Exploration from 1997 to 1999 to President and Chief Operating Officer from 1999 to 2003. In 2000, the Houston Geological Society honored him, along with four others, as a “Legend in Wildcatting.” Mr. Seitz has a total of 30 years of geological, managerial and executive experience in the oil and gas industry, beginning his career with Amoco Production in 1975.

      Mr. Seitz received his Bachelor of Science degree in Geology from the University of Pittsburgh in 1974 and a Master of Science degree in Geology from Rensselaer Polytechnic Institute in 1975. He has also received advanced studies in business from the University of Houston and Wharton School of Business. Mr. Seitz is an AIPG Certified Professional Geologist and is a licensed professional geoscientist with the State of Texas. He serves as a trustee for the American Geological Institute Foundation and is a director of Input/ Output Inc., a publicly traded seismic imaging company, and Elk Resources, Inc., a privately held company with operations in the Rocky Mountain region.
      Bruce H. Stover. Mr. Stover became Executive Vice President Operations and Business Development of the Company on February 26, 2004. From 1997 to 2003, Mr. Stover was Senior Vice President, Worldwide Business Development for Anadarko. In this role, Mr. Stover had responsibility for evaluating and securing new business opportunities for Anadarko, domestic and international, and was also responsible for mergers and acquisitions. Mr. Stover joined Anadarko in 1980 as Chief Engineer. In 1989 he was named President and General Manager for Anadarko Algeria Corporation where he led the company’s start-up operations in Algeria. In 1993, he was named Vice President, Acquisitions and in 1997 that position evolved into Vice President, Worldwide Business Development. Prior to joining Anadarko, Mr. Stover was employed with Amoco Production Company from 1972 to 1979.
      Mr. Stover is a graduate of the University of Oklahoma where he earned a Bachelor of Science degree in Petroleum Engineering in 1971.
      Michael D. Cochran. Dr. Cochran became Executive Vice President, Exploration of the Company on February 26, 2004. From 2001 to 2003, Dr. Cochran was Senior Vice President, Strategy and Planning, for Anadarko. Named to the position in 2001, he was responsible for portfolio management, business models, economic analyses, business intelligence, and planning. From 1997 to 2001, he served as Vice President, World-Wide Exploration, where he was responsible for both U.S. and international exploration and development activities for Anadarko. In addition, he led the integration of the Union Pacific Resources and Anadarko exploration and development organizations.
      Dr. Cochran began his career with Gulf Oil Company (“Gulf Oil”) in 1968, and served in many capacities in both research and exploration in U.S. and international arenas. Dr. Cochran was Manager, Exploration — Central Exploration Group, during the merger of Gulf Oil with Chevron Corporation. He joined Geosource, Inc. in 1984 as Director, Technology and his responsibilities included implementing and marketing new technologies. He joined Anadarko in 1987 as Chief Geophysicist and, subsequently held managerial positions in various exploration areas. Dr. Cochran was Manager, International Exploration for Anadarko during its initial discoveries in Algeria.
      Dr. Cochran holds a Bachelor of Science degree from Tulane University and a Master of Science degree in Geology from Bowling Green State University. He earned a Ph.D. in Geophysics from Rice University in 1969.
      H. Don Teague. Mr. Teague became Executive Vice President, Administration, General Counsel and Secretary in March 2004. Most recently, Mr. Teague has been an independent consultant. Prior to that he was Executive Vice President and General Counsel of ICG Communications, Inc., from 1997 to 2000, and Senior Vice President and General Counsel of Falcon Seaboard, Inc., from 1994 to 1997. ICG Communications, Inc. filed a petition under the Federal bankruptcy laws in 2000. Mr. Teague was a partner at Vinson & Elkins L.L.P. from 1974 to 1994.
      Mr. Teague received a B.B.A. and an LL.B. from The University of Texas and a LL.M. from Harvard University.
      Robert L. Thompson. Mr. Thompson became Vice President, Chief Accounting Officer and Corporate Planning in March 2004. He was most recently Vice President and Controller of Ocean Energy. Mr. Thompson joined Ocean Energy in 2001 and was responsible for its accounting functions and a member of its Management Committee until the company merged with Devon Energy Corporation. Prior to Ocean Energy, he worked with Cambridge Energy Research Associates as a senior consultant on finance and economics. The majority of his career was spent with Dallas-headquartered independent oil and gas exploration and production company Oryx Energy Company and its predecessors. His positions there included Director — Financial Analysis, Director — Business Planning and Acquisitions, and Controller and Vice President — Planning. Oryx Energy merged with Kerr-McGee in 1999, with Mr. Thompson providing financial analysis and due diligence regarding that transaction.
      Mr. Thompson received a Bachelor of Science in Management and a Masters in Business Administration from Drexel University in Philadelphia. He also attended the Senior Executive Program at Massachusetts Institute of Technology and is a certified public accountant.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers and directors and persons who own more than ten percent (10%) of the Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock. Such officers, directors and ten percent (10%) stockholders are also required by applicable Securities and Exchange Commission rules to furnish the Company with copies of all forms filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Exchange Act. Based solely on our review of the copies of such forms we received, we believe that during the fiscal year ended December 31, 2004 all Section 16(a) filing requirements applicable to the Company’s officers, directors and 10% stockholders were satisfied in a timely fashion, except for the following reports, which were filed late: two reports on Form 4 for Nancy K. Quinn for disclosure of two transactions; two reports on Form 4 and one report on Form 3 for Barry J. Galt for disclosure of four transactions; and four reports on Form 4 for John B. Connally III for disclosure of five transactions.
Directors’ Meetings and Committees of the Board of Directors
      The Company’s Board of Directors held seven meetings during 2004 and executed five unanimous consents in lieu of meetings. Each director attended at least 75% of the aggregate total number of meetings of the Board of Directors and the committees on which such director served during his or her tenure of service. The Board of Directors is comprised of a majority of independent directors as required by the rules of the American Stock Exchange. The Board has determined that Ms. Quinn and Messrs. Connally and Galt are independent under applicable American Stock Exchange listing standards.
      The Board of Directors currently has the following standing committees:
      Audit Committee. The Audit Committee consists of Ms. Quinn and Messrs. Connally and Galt. Ms. Quinn was appointed to the Audit Committee as Chairman in March 2004. The Audit Committee held nine meetings during 2004. The Board of Directors has determined the members of the Audit Committee to be independent in accordance with the requirements of the rules and regulations of the Securities and Exchange Commission promulgated under Exchange Act and the rules of the American Stock Exchange. The Committee is appointed by the Board of Directors to assist the Board in oversight of (i) the integrity of the financial statements of the Company, (ii) the compliance by the Company with legal and regulatory requirements, (iii) the performance of the Company’s internal audit function and independent auditors, and (iv) the independent auditors’ qualifications and independence. The Audit Committee Charter was filed as Annex A to the definitive proxy statement for the 2004 Annual Meeting of Stockholders and is also available on the Company’s website at www.endeavourcorp.com or in print to any stockholder who requests it. The report of the Audit Committee is set forth beginning on page 9.
      Compensation Committee. The Compensation Committee consists of Ms. Quinn and Messrs. Connally and Galt. Mr. Connally serves as Chairman of the Compensation Committee. The Committee was formed in March 2004 and held three meetings during 2004. The Board of Directors has determined the members of the Compensation Committee to be independent in accordance with the requirements of the rules and regulations of the Securities and Exchange Commission promulgated under the Exchange Act and the rules of the American Stock Exchange. The Committee is appointed by the Board of Directors and has overall responsibility for reviewing, evaluating and approving the Company’s executive officer compensation arrangements, plans and policies. The Compensation Committee Charter is available on the Company’s website at

www.endeavourcorp.com or in print to any stockholder who requests it. The report of the Compensation Committee is set forth beginning on page 14.
      Governance and Nominating Committee. The Governance and Nominating Committee consists of Ms. Quinn and Messrs. Connally and Galt. Mr. Galt serves as Chairman of the Governance and Nominating Committee. The Committee was formed in June 2004 and held one meeting during 2004. The Board of Directors has determined the members of the Governance and Nominating Committee to be independent in accordance with the requirements of the rules and regulations of the Securities and Exchange Commission promulgated under the Exchange Act and the rules of the American Stock Exchange. The Governance and Nominating Committee is appointed by the Board of Directors to (i) assist the Board in identifying individuals qualified to become Board members and to recommend to the Board individuals to be nominees for election at the Annual Meetings of Stockholders or to be appointed to fill vacancies; (ii) recommend to the Board director nominees for each committee of the Board; (iii) advise the Board about appropriate composition of the Board and its committees; (iv) recommend corporate governance guidelines and to assist the Board in implementing those guidelines; (v) assist the Board in its annual review of the performance of the Board and its committees; and (vi) recommend to the Board appropriate compensation for the Directors.
      Qualification and Nomination of Director Candidates. The Governance and Nominating Committee of the Company has the responsibility under its charter to recommend nominees for election as directors to the Board of Directors. In considering candidates for the Board of Directors, the Governance and Nominating Committee considers the entirety of each candidate’s credentials. There is currently no set of specific minimum qualifications that must be met by a nominee recommended by the Governance and Nominating Committee. While the Governance and Nominating Committee does not maintain a formal list of qualifications, in making its evaluation and recommendation, it may consider, among other factors, whether the candidate is independent, has relevant business and financial experience, has industry or other specialized expertise and possesses high ethical standards and integrity.
      Recommendation or Nomination of Directors by Stockholders. The Governance and Nominating Committee of the Company does not have a policy with regard to the consideration of any director candidates recommended by the stockholders of the Company. The Board of Directors of the Company believes that the Governance and Nominating Committee Charter provides adequate and proper procedures for identifying director nominees for the Company and, therefore, it is appropriate for the Company not to have such a policy.
      The Governance and Nominating Committee Charter is available on the Company’s website at www.endeavourcorp.com or in print to any stockholder who requests it.
      Any stockholder wishing to recommend a candidate for director should submit the recommendation in writing to the Secretary of the Company. The written notice should contain the name and address of the stockholder recommending the candidate, the candidate’s name and address, a description of all arrangements or understandings (if any) between the stockholder and the individual being recommended as a potential director, such information about the individual being recommended as would be required to be included in a proxy statement filed under then-current Securities and Exchange Commission rules, and an indication of the individual’s willingness to serve as a director of the Company. The Governance and Nominating Committee will consider all candidates recommended by any stockholder who complies with the foregoing procedures on the same basis as candidates recommended by the Company’s directors and other sources.
      Director Attendance at Annual Meeting. The Board’s policy regarding director attendance at annual meetings of stockholders is that they are welcome to attend, and that the Company will make all appropriate arrangements for directors who choose to attend. The Company’s 2004 Annual Meeting of Stockholders was held on August 24, 2004 and all directors attended the meeting. It is anticipated that all of the directors will attend the 2005 Annual Meeting.
Code of Business Conduct
      The Company has adopted a Code of Business Conduct which applies to all employees, including all executive officers. The Code of Business Conduct covers topics including, but not limited to, conflicts of interest, insider trading, competition and fair dealing, discrimination and harassment, confidentiality, payments to government personnel, anti-boycott laws, U.S. embargos and sanctions, compliance procedures and employee complaint procedures. The Code of Business Conduct is posted on the Company’s website at www.endeavourcorp.com under the “Corporate Governance” caption.
Report of the Audit Committee
      The Audit Committee is governed by a new charter adopted by the Board of Directors in May 2004. The Audit Committee is comprised of three independent outside directors. The Board of Directors has determined that Ms. Quinn is an audit committee financial expert, based on the definition and additional expertise factors outlined by the Securities and Exchange Commission.
      Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements annually, for reviewing the Company’s unaudited interim financial statements and for reporting on certain matters to the Committee. The Audit Committee’s primary responsibility is to monitor and oversee these processes and the independence and performance of the Company’s independent auditors. The Audit Committee’s specific responsibilities are set forth in the Audit Committee Charter.
      The Audit Committee has reviewed and discussed with the Company’s management the audited financial statements contained in the Company’s Form 10-K for the year ended December 31, 2004 and matters related to Section 404 of the Sarbanes-Oxley Act of 2002. It has also met with KPMG LLP, the Company’s independent auditors, with and without management present, to discuss the results of their audit and their evaluation of the Company’s internal controls.
      The Audit Committee has also discussed with the independent auditors the matters required to be discussed pursuant to Statement of Auditing Standards No. 61, Communications with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.
      The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with KPMG LLP such independent auditors’ independence. The Audit Committee has also considered whether the provisions of non-audit services to the Company by KPMG LLP are compatible with maintaining their independence.
      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Form 10-K for the year ended December 31, 2004 to be filed with the Securities and Exchange Commission.
      This report is submitted on behalf of the Audit Committee.

Nancy K. Quinn, Chairman
John B. Connally III
Barry J. Galt
Independent Public Accountants and Audit Fees Summary
      Change in Independent Accountant. The Company’s principal accountant for 2002 and 2003 was L J Soldinger Associates, LLC. In February 2004, the Company completed a series of transactions that significantly expanded the scope and objectives of the Company under the leadership of a new management team. After the transactions were consummated, the Board of Directors determined that a change in independent auditors was appropriate. Effective April 29, 2004, the Audit Committee of the Board of Directors approved such change. During the two-year period ended December 31, 2003 and the subsequent period prior to such change, there were no disagreements with the former independent auditor, whether resolved or not, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of the former independent auditor, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The former independent auditor’s reports for each year of the two-year period ended December 31, 2003 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.
      Effective April 29, 2004, the Audit Committee of the Board of Directors approved the engagement of KPMG LLP as the principal accountants to audit the Company’s financial statements. During the two-year period ended December 31, 2003 and the subsequent period prior to such appointment, the Company did not consult the newly engaged independent auditor regarding either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on our financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.
      A representative from KPMG LLP is expected to be present at the Annual Meeting, will be offered the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions. No representative from L J Soldinger Associates, LLC is expected to be present at the Annual Meeting.
      Audit and Non-Audit Fees Summary. The total fees billed by the respective principal accountant for fiscal years 2004 and 2003 consisted of:

		2003
	2004	L J Soldinger
	KPMG	Associates

Audit Fees(1)	$468,000	$376,465
Audit-Related Fees(2)	64,000	—
Tax Fees(3)	18,667	25,000
All Other Fees(4)	3,521	—

(1)	Audit fees relate to professional services rendered for the audit of the annual financial statements on Form 10-K or Form 10-KSB, the review of financial statements included in quarterly reports on Form 10-Q or Form 10-QSB and audit services provided in connection with statutory and regulatory filings, including audit of internal controls over financial reporting.

(2)	Audit-related fees relate to professional services rendered for registration statements and offerings.

(3)	Tax fees relate to professional services rendered related to international tax compliance and consulting.

(4)	Other fees relate to professional services rendered related to assistance with registration of a foreign (Norwegian) entity.
      The Audit Committee approved 100% of the fees paid to the Company’s principal accountant for audit-related, tax and other fees. The Audit Committee pre-approves all non-audit services to be performed by our principal accountant in accordance with the Audit Committee Charter.
Compensation of Directors
      In March 2004 the Company approved new compensation guidelines for non-employee directors pursuant to which each outside director receives annual compensation of 5,000 shares of restricted Common Stock, options to purchase 5,000 shares of Common Stock, and $20,000 in cash. The outside directors receive $2,500 per annum for service as a committee chairman and $1,000 for each Board or committee meeting attended. All directors’ fees are paid on a quarterly basis. The Company has offered the directors the option of making an annual election to receive restricted common stock grants, for a number of shares equal in value to 125% of the cash payment that they would have otherwise received. For the year 2004, all of the directors elected to take such shares in lieu of cash payments, and the grants vest in one-third increments on the first, second and third anniversaries of the date of grant. In 2004 the Company also issued a grant to each of its non-employee directors of 20,000 shares of restricted common stock and options to purchase 20,000 shares of Common Stock, each vesting in three annual increments. The options issued to Ms. Quinn and Mr. Connally are exercisable at $2.00 per share and the options issued to Mr. Galt are exercisable at $3.78 per share.

      In February 2005 the Company approved annual equity compensation for the non-employee directors of 20,000 shares of restricted common stock of the Company and options to purchase 20,000 shares of Common Stock, each vesting in three annual increments.
Executive Compensation
      The following table sets forth the annual and long-term compensation for services in all capacities to the Company for the fiscal year ended December 31, 2004 for all Named Officers in place at December 31, 2004, and for the former Chief Executive Officer for the years ended December 31, 2004, 2003 and 2002. All of the Named Officers except the former chief executive officer began their positions with the Company during 2004.
Summary Compensation Table

					Long-Term
		Annual Compensation			Compensation
					Awards
				“In Lieu” of
				Cash	Restricted Stock	Securities
				Compensation	Award(s)	Underlying
Name & Principal Position	Year	Salary ($)	Bonus ($)	($)(5),(6)	($)(5)	Options (#)

William L. Transier(1)	2004	$14,674	—	$500,000	$500,000	250,000
Co-Chief Executive Officer
and Director
John N. Seitz(1)	2004	$14,674	—	$500,000	$500,000	250,000
Co-Chief Executive Officer
and Director
Bruce H. Stover(1)	2004	$175,000	—	$175,000	$1,000,000	400,000
Executive Vice President, Business Development and Operations
Michael D. Cochran(1)	2004	$175,000	—	$175,000	$700,000	250,000
Executive Vice President, Exploration
H. Don Teague(2)	2004	$112,500	—	$150,000	$500,000	250,000
Executive Vice President, Administration, General Counsel and Secretary
Robert L. Thompson(3)	2004	$89,611	—	$100,000	$200,000	100,000
Vice President, Chief Accounting Officer and Corporate Planning
Stephen P. Harrington(4)	2004	$12,500	—	—	—	—
President	2003	$150,000	—	—	—	—
	2002	$112,500	—	—	—	100,000

(1)	Assumed position with the Company on February 26, 2004.

(2)	Assumed position with the Company on March 29, 2004.

(3)	Assumed position with the Company on March 1, 2004.

(4)	Mr. Harrington served as President of the Company from February 18, 2002 through February 26, 2004.

(5)	For purposes of this table, the Company valued the restricted stock granted to the Named Officers at the agreed $2.00 per share price at which the Company contemporaneously sold 25,000,000 common shares to institutional and accredited investors in a private placement. At the time of the grants the common stock of the Company was very thinly traded. On February 26, 2004 the closing price per share the common stock as reported on the “Pink Sheets” was $3.92 on a reported volume of 1,000 shares for the day.

(6)	The “In-Lieu” of Cash Compensation represents a portion of annual compensation elected by the Named Officer to be received in the form of restricted stock.

Option/ SAR Grants in 2004
      The following table sets forth information with respect to grants of options in 2004 pursuant to the Company’s incentive plan to the Named Officers. The Company did not grant any stock appreciation rights in 2004.

	Individual Grants				Potential Realizable
					Value at Assumed Annual
	Number of	% of Total			Rates of Stock Price
	Securities	Options			Appreciation for Option
	Underlying	Granted to	Exercise or		Term(1)
	Options	Employees	Base Price	Expiration
Name	Granted (#)	in Year	($/share)	Date	5%($)	10%($)

William L. Transier	250,000	14%	$2.00	02/25/09	$138,141	$305,255
John N. Seitz	250,000	14%	$2.00	02/25/09	$138,141	$305,255
Bruce H. Stover	400,000	22%	$2.00	02/25/09	$221,025	$488,408
Michael D. Cochran	250,000	14%	$2.00	02/25/09	$138,141	$305,255
H. Don Teague	250,000	14%	$2.00	03/23/09	$138,141	$305,255
Robert L. Thompson	100,000	5%	$2.00	02/25/09	$55,256	$122,102

(1)	For purposes of this table, the Company calculated the potential realizable value based upon the agreed $2.00 per share price at which the Company contemporaneously sold 25,000,000 common shares to institutional and accredited investors in a private placement. At the time of the grants the common stock of the Company was very thinly traded. On February 26, 2004 the closing price per share the common stock as reported on the “Pink Sheets” was $3.92 on a reported volume of 1,000 shares for the day.
Aggregated Option/ SAR Exercises in the
2004 Fiscal Year and Fiscal Year-End Option/ SAR Values
      The following table sets forth information with respect to the unexercised options to purchase common stock granted to the Named Officers and held by them at December 31, 2004.

			Number of	Number of	Value of
			Securities	Securities	Unexercised	Value of
			Underlying	Underlying	In-The-Money	Unexercised
			Unexercised	Unexercised	Options at	In-The-Money
	Shares		Options at Fiscal	Options at Fiscal	Fiscal Year-	Options at Fiscal
	Acquired on	Value	Year-End (#)	Year-End (#)	End ($)	Year-End ($)
Name	Exercise (#)	Realized ($)	Exercisable(1)	Unexercisable(1)	Exercisable(1)	Unexercisable(1)

Stephen P. Harrington	—	—	100,000	—	$189,000	—
William L. Transier	—	—	—	250,000	—	$547,500
John N. Seitz	—	—	—	250,000	—	$547,500
Bruce H. Stover	—	—	—	400,000	—	$876,000
Michael D. Cochran	—	—	—	250,000	—	$547,500
H. Don Teague	—	—	—	250,000	—	$547,500
Robert L. Thompson	—	—	—	100,000	—	$219,000

(1)	The last sales price of the Common Stock on December 31, 2004 as reported on the American Stock Exchange was $4.19 per share.
Employment, Change-in-Control and Severance Agreements
      Co-Chief Executives. In February 2004, as part of a series of mutually interdependent transactions including the Company’s merger with NSNV, Inc. and a contemporaneous private placement, the Company’s Co-Chief Executive Officers William L. Transier and John N. Seitz commenced employment with the Company and entered into identical three-year employment agreements, with each receiving 250,000 shares of restricted common stock and options to purchase an additional 250,000 shares at an exercise price of $2.00 per share. Under the employment agreements, each is entitled to an annual salary of $500,000, payable in cash or stock at the executive’s election, and for 2004 each of the Co-Chief Executives elected upon commencement of employment to be paid entirely in restricted common stock at an agreed $2.00 price per share, or 250,000 restricted shares. Under the agreements, each is also eligible for annual bonus consideration of up to 200% of base pay, all or any portion of which may be awarded in the sole discretion of the Company’s Board of Directors on advice of its Compensation Committee; however, no such awards were made during 2004.
      The employment agreements also require the payment on termination of employment during the contract term (i) at the Company’s election other than as a result of the executive’s misconduct or disability or (ii) at the executive’s election following a “corporate change” or a breach of the employment agreement by the Company, of three times the executive’s most recent annual salary and bonus (or a deemed bonus of 100% of salary if no bonus was paid in the prior year). In addition, all unvested employee restricted common stock and options would vest upon any such termination.
      If either of the Co-Chief Executives were to receive an excess parachute payment as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), which would be subject to excise tax, the Company will also reimburse all such tax payable by him plus any additional excise and income taxes related to the reimbursement.
      For purposes of Messrs. Transier’s and Seitz’s agreements, a “corporate change” includes: (i) the acquisition by any person, other than the Company or its affiliates, of 30% or more of the combined voting power of the Company resulting in a change of a majority of the members of the board; (ii) the replacement of a majority of the directors under certain circumstances during a two-year period; and (iii) the consummation of certain mergers or approval of a plan for the sale or disposition of substantially all of the assets of the Company.
      Other Executive Officers. Although the Company’s executive officers (other than the Co-Chief Executive Officers) do not have employment or severance agreements, each holds employee stock options which have not vested and become exercisable and restricted stock grants as to which conditions to full vesting (and, therefore, lapse of forfeiture restrictions) have not occurred. In each case, if a “Change in Control” occurs all vesting requirements will be accelerated such that options held by executive officers to purchase 1,000,000 shares will become exercisable in full at $2.00 exercise price per share, and all restrictions on 1,500,000 shares covered by restricted stock grants will lapse in full.
      Under the terms of the options, a “Change In Control” is defined to include (i) a sale or transfer of substantially all of the Company’s assets; (ii) the dissolution or liquidation of the Company; (iii) a merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company); or (iv) the sale in a single transaction or series of related transactions of stock representing more than 50% of the voting power of all outstanding shares of the Company.

Information Regarding Equity Compensation Plans Not Subject to Security Holder Action
      The following table sets forth, as of December 31, 2004, information with respect to securities authorized for issuance under equity compensation plans.
Equity Compensation Plan Information

	(a)	(b)	(c)
Number of Securities
	Number of		Remaining Available
	Securities to Be		for Future Issuance
	Issued upon	Weighted-Average	Under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding	Outstanding	(Excluding
	Options, Warrants	Options, Warrants	Securities Reflected
	and Rights	and Rights	in Column (a))

Equity compensation plans approved by security holders	1,902,500	$2.03	3,435,284
Equity compensation plans not approved by security holders	975,000	$2.64	—
Total	2,877,500	$2.24	3,435,284
      Of the 975,000 options identified above, 700,000 options were issued to the Company’s directors in November 2002 and August 2003 and 275,000 options were issued to outside consultants in May and July 2001 for services provided. The options have terms of five years from the date of grant and were immediately exercisable after issuance. The options were not issued pursuant to any formal plan.
Compensation Committee Report on Executive Compensation
      The Company’s merger with NSNV, Inc. was consummated on February 26, 2004. At that time, all incumbent Company executive officers resigned and were replaced by NSNV, Inc.’s executive officers (who were also NSNV, Inc. principal stockholders) pursuant to arrangements negotiated at arm’s length as an integral part of the merger and related financing negotiations. Inasmuch as all of such persons continued throughout 2004 in their same capacities with the Company as they had occupied with NSNV and since no additional compensation was authorized or paid during the year, such executive officer compensation arrangements were not reviewed or approved by the presently incumbent Compensation Committee.
      It is believed that the Company’s board of directors as constituted prior to the NSNV merger and which negotiated the terms of present executive officer compensation arrangements (including those reflected in the Co-Chief Executive Officer employment agreements) were principally concerned with finding and retaining an experienced, highly qualified executive staff of the caliber of that incumbent at NSNV, Inc., in order that the Company might be properly financed, professionally managed to the highest standards of the industry, and able to obtain the seismic database held by NSNV, Inc., all with a view to improving the Company’s prospects for future success. Against this backdrop it is believed that the then incumbent Board regarded the compensation packages, which were heavily weighted toward equity, to be reasonable and to closely align the interests of the new management with those of the Company’s stockholders.
      The Compensation Committee as it is presently constituted, was formed in March 2004 and oversees the administration of compensation programs applicable to all employees of the Company, including its executive officers, under a charter adopted by the Board of Directors in May 2004. Except as otherwise dictated by preexisting contract, the Committee has the sole authority to approve to the extent the Committee determines necessary or appropriate the following compensation items based on such evaluation: (a) annual base salary level, (b) annual incentive opportunity level, (c) long-term incentive opportunity level, (d) employment agreements and severance arrangements and (e) any special or supplemental benefits, a significant portion of which should be, in the Committee’s view, equity-based compensation, intended to align the executives’ interests with those of the Company’s stockholders and minimize each expense in the Company’s present stage of development. The Committee intends to annually review with the Company’s executive officers its evaluation of their performance and approved compensation with the executive officers.

      The Committee intends to encourage growth in the Company and enhance stockholder value through the creation and maintenance of compensation opportunities that attract and retain the highest caliber executive talent in the industry. To achieve those goals, the Compensation Committee believes that the compensation of all employees, including executive officers, should include the following three main components: (i) base salary that is competitive with compensation offered by other oil and gas exploration and production enterprises similar to the Company; (ii) potential for annual bonus based on overall Company performance as well as individual performance; and (iii) the opportunity to participate in long-term stock-based incentives that are intended to encourage the achievement of superior results over time and to align executive and shareholder interests. Though all executive officer compensation paid during 2004 was under arrangements that predated the formation of the Compensation Committee, the Committee is of the view that present executive officer compensation arrangements are consistent with the above principles.
      Co-Chief Executive Officer Compensation. The Compensation packages of the Company’s Co-Chief Executive Officers are governed by employment contracts entered into in connection with the NSNV, Inc. merger, and the Committee’s involvement in their terms of employment during 2004 consisted of monitoring compliance by the Co-Chief Executives with their contract terms (see “Employment, Change-in-Control and Severance Agreements, Co-Chief Executives”).
      This report is submitted on behalf of the Compensation Committee.

John B. Connally III, Chairman
Nancy K. Quinn
Barry J. Galt
Compensation Committee Interlocks and Insider Participation
      Mr. Connally served as a director and member of the Compensation Committee of the Company during 2003 and 2004. He also served as the President, Chief Executive Officer and a Director of BPK Resources, Inc. during 2002 and 2003. The Company entered into the following transactions with BPK Resources, Inc.:
      Sale of Limited Partnership Interest in CSR-Waha Partners, L.P. to BPK Resources, Inc. On January 15, 2003 the Company sold its 99% limited partnership interest in CSR-WAHA Partners, L.P., a Delaware limited partnership, to BPK Resources, Inc. for a purchase price of $2,000,000. Of this amount, $150,000 was received at closing, $1,500,000 through the issuance of a promissory note due April 30, 2003, and the balance through the issuance to the Company of 600,000 shares of BPK Resources, Inc. common stock. As part of the restructuring in February 2004, the 600,000 shares of BPK Resources, Inc. were included in the transfer of the non-core assets to an entity owned by the former holders of all of the Company’s Series A Preferred Stock and certain of its Series B Preferred Stock as part of the restructuring in February 2004.
      Loans to BPK Resources, Inc. Between August and October 2002, the Company provided loans to BPK Resources, Inc. in the aggregate principal amount of $645,000. The loans accrued interest at rates of 10% and 12% per annum. Principal and accrued interest were payable on demand. During 2002 two of the Company’s subsidiaries, Knox Miss. Partners, L.P. and CSR-WAHA Partners L.P., made short term loans to BPK Resources, Inc. All of these loans were included in the transfer of the non-core assets to an entity owned by the former holders of all of the Company’s Series A Preferred Stock and certain of its Series B Preferred Stock as part of the restructuring in February 2004.
Certain Transactions
      Sublease with Reliant Energy Corporate Services, LLC. During third quarter of 2004 we executed a sublease for office space with Reliant Energy Corporate Services, LLC through March 31, 2008. Mr. Transier, a director and Co-Chief Executive Officer of the Company is a member of the board of directors of the parent company of Reliant Energy Corporate Services, LLC. Lease payments are expected to be approximately $180,000 for each of the years ended December 31, 2005, 2006 and 2007 and $45,000 for the year ended December 31, 2008.

      Contract with GX Technology Corporation. In December 2004 the Company entered into a contract with GX Technology Corporation pursuant to which GX Technology Corporation would provide seismic data analysis to the Company for approximately $0.3 million. Mr. Seitz, a director and Co-Chief Executive Officer of the Company, is a member of the board of directors of the parent company of GX Technology Corporation. At December 31, 2004 the Company had not yet paid any funds under the contract.
      Sale of Non-Core Assets. As part of the February 2004 restructuring, the Company sold certain non-core assets to an entity owned by the former holders of all of the Company’s Series A Preferred Stock and certain of its Series B Preferred Stock in February 2004. Stephen P. Harrington, former President, Treasurer, and Chairman of the Board of Directors, beneficially owned approximately 36% of the Series A Preferred Stock and FEQ Investments, Inc., and its affiliate KAB Investments, Inc., beneficially owned approximately 20% of the Series A Preferred Stock. In addition, FEQ Investments, Inc. and Mr. Harrington owned 17,712.86 shares of the Series B Preferred Stock. A majority of our disinterested directors approved this transfer of the non-core assets.
      Purchase of Securities from RAM Trading, Ltd. On December 16, 2003 RAM Trading Ltd. (“RAM”) entered into an agreement with Lancer Offshore, Inc. and Lancer Partners, L.P. to purchase 14,097,672 shares of Common Stock and 103,500.07 shares of our Series B Preferred Stock (collectively, the “Lancer Shares”) for $5,280,948. Concurrent with the execution of the foregoing agreement, we entered into an agreement with RAM to purchase the Lancer Shares for $5,330,948, subject to RAM completing the purchase of the Lancer Shares. Both the RAM purchase of the Lancer Shares and the Company’s purchase of the Lancer Shares from RAM were consummated on February 26, 2004.
      Sale of Partnership Interest. In April 2005, we sold our partnership interest in PHT Partners, LP to a private entity for $19.5 million. Andrew Cochran, the son of Michael D. Cochran, an executive officer of the Company, became an employee in April 2005 of that UK private entity. The sale price was determined by negotiations between the Company’s management and the management of the purchasing entity and approved by the Company’s Board of Directors after disclosure of such relationship.
Stockholder Communications with Directors
      Any stockholder or other interested party may contact the Company’s Board of Directors by submitting in writing a communication to the Office of the Corporate Secretary, Endeavour International Corporation, 1000 Main Street, Suite 3300, Houston, Texas 77002. All such communications, other than advertisements or other solicitations, will be forwarded to the appropriate Director(s) for review.

PERFORMANCE GRAPH
      As required by applicable rules of the Securities and Exchange Commission, the performance graph shown below was prepared based upon the following assumptions:

1. $100 was invested in Common Stock on February 27, 2002 (the date the Company’s Common Stock became eligible for quotation on the NASDAQ Over-The-Counter Bulletin Board Trading System(1)), and $100 was invested in each of the S&P 500 Index and the Peer Group (as defined below) on February 27, 2002 at the closing price on such date.

2. The Peer Group investment is weighted based on the market capitalization of each individual company within the applicable peer group at the beginning of the period and each year.

3. Dividends are reinvested on the ex-dividend dates.
      The industry peer group (“Peer Group”) is comprised of the following oil and gas producers: ATP Oil & Gas Corporation, Denbury Resources Inc., Forest Oil Corporation, The Houston Exploration Company, Remington Oil and Gas Corporation, Spinnaker Exploration Company, Stone Energy Corporation and Vintage Petroleum, Inc.
COMPARATIVE TOTAL RETURNS

	27-Feb-02	31-Dec-02	31-Dec-03	31-Dec-04

Endeavour International Corporation	$100.00	$136.00	$58.13	$111.73

S&P 500 Index	$100.00	$79.27	$100.18	$109.19

Peer Group	$100.00	$105.00	$126.86	$245.53

      1Prior to December 31, 2001, there was no public trading market for the Company’s Common Stock. On December 10, 2001, the Common Stock became eligible for quotation in the “Pink Sheets.” However, during the period December 10, 2001 through February 26, 2002, there were no bid or ask prices quoted on the Company’s Common Stock. On February 27, 2002, the Common Stock became eligible for quotation on the NASDAQ Over- The-Counter Bulletin Board Trading System. On June 15, 2004 the Common Stock began trading on the American Stock Exchange under the symbol END.

      There can be no assurance that the Company’s stock performance will continue into the future with the same or similar trends depicted in the performance graph. The Company will not make or endorse any predictions as to future stock performance.
APPROVAL OF AN AMENDMENT TO THE 2004 INCENTIVE PLAN
(PROPOSAL TWO)
      The 2004 Incentive Plan was approved by the stockholders of the Company at the 2004 Annual Meeting of Stockholders. An amendment to the 2004 Incentive Plan (the “Amendment”) is proposed to be approved by the stockholders at this meeting. The Board of Directors believes that by providing key employees with an opportunity to acquire a proprietary interest in the Company and additional incentive and reward opportunities based on the profitable growth of the Company, the 2004 Incentive Plan and the Amendment (collectively the “2004 Plan as amended”) will give employees a stronger incentive to work for the continued success of the Company. The Board also believes that the 2004 Plan as amended will aid the Company in attracting and retaining outside personnel. The principal features of the 2004 Incentive Plan and Amendment are described below. The Amendment is attached to this Proxy Statement as Annex A. The following summary is qualified in its entirety by reference to the text of the 2004 Incentive Plan and the Amendment. Capitalized terms used but not defined herein shall have the meaning provided such terms in the 2004 Plan as amended.
General
      The 2004 Plan as amended provides for the granting of options (either incentive stock options within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or options that do not constitute incentive stock options (“nonqualified stock options”)), restricted stock awards, and other stock based awards including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into shares, incentive awards valued by reference to the value of securities of, or the performance of, the Company and performance awards, or any combination thereof (see “Types of Awards” below). The proposed Amendment provides the following:

•	Changes the name of the 2004 Plan to “Endeavour International Corporation 2004 Incentive Plan;”

•	Revises the term “Company” to mean “Endeavour International Corporation;”

•	Increases the number of shares available for awards under the plan from 6,200,000 to 12,200,000;

•	Revises the limits on the maximum awards which may be made to any individual Employee;

•	Clarifies the term “Committee” to provide that members will meet the independence requirements of the rules of any national securities exchange or the NASDAQ on which any of the securities of the Company are traded, listed or quoted;

•	Clarifies the term “Other Stock-Based Award” to provide that such award is payable in Common Stock or other consideration consistent with Section 4.2(b) of the plan;

•	Adds a new provision to provide that Incentive Awards that are subject to Section 409A of the Code, as amended, as determined by the Committee shall comply with the requirements of such section; and

•	Provides certain other conforming changes as set forth more fully in the Amendment attached as Annex A.
Shares of Common Stock Available for Incentive Awards
      If approved by stockholders, the 2004 Plan as amended would cover an aggregate of 12,200,000 shares of Common Stock (subject to certain adjustments including, but not limited to, in the event of changes in law, exercise of corporate powers, recapitalization of the Company and certain other events (“adjustments”)) to be available for grants of Incentive Awards under the 2004 Plan. The total number of shares of Common Stock reserved for issuance under the Plan will be available for incentive stock options. No more than 12,200,000 shares of Common Stock, subject to adjustments, may be granted or may vest, as applicable, pursuant to Incentive Awards under the 2004 Plan as amended to any one individual Employee in any calendar year. The maximum aggregate cash payout with respect to Incentive Awards granted in any calendar year which may be made to any one individual Employee is $5,000,000.
Administration
      The 2004 Plan as amended is administered by the “Plan Committee,” which is a committee appointed by the Board consisting of not less than two directors as appointed by the Board to administer the 2004 Plan as amended. During such period that the Company is a Publicly Held Corporation, the 2004 Plan as amended shall be administered by a committee appointed by the Board consisting of not less than two directors who fulfill the “non-employee director” requirements of Rule 16b-3 under the Exchange Act, the “outside director” requirements of Section 162(m) of the Code and the “independent” requirements of the rules of any national securities exchange or the NASDAQ, as the case may be, on which any of the securities of the Company are traded, listed or quoted. The Plan Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Plan Committee satisfy the requirements of the previous provisions of this paragraph. Notwithstanding the foregoing, if the composition of the Board does not provide the Company the ability to establish a committee meeting the foregoing requirements, the 2004 Plan as amended will be administered by the full Board.
      The Plan Committee has the power to determine Employees, Consultants and/or Outside Directors that will receive an award, the time or times when such award will be made, the type of the award and the number of shares of Common Stock to be issued under the award or the value of the award. Only persons who at the time of the grant are Employees of the Company or of any subsidiary of the Company are eligible to receive an incentive stock option under the 2004 Plan as amended. No Employee who owns more than ten percent (10%) of the voting power of all classes of stock of the Company shall be eligible for the grant of an incentive stock option award. As of July 14, 2005, there were approximately 50 Employees, Consultants and/or Outside Directors eligible for awards under the 2004 Plan as amended.
Types of Incentive Awards
      Stock Options. The 2004 Plan as amended provides for two types of options: incentive stock options and nonqualified stock options. The Plan Committee will designate the terms and conditions of each option granted under the 2004 Plan as amended. The exercise price with respect to each stock option is determined by the Plan Committee; provided, however, that in the case of an incentive stock option, the exercise price will not be less than the fair market value per share on the date the stock option is granted. The term of each stock option will be fixed by the Plan Committee, such term being limited to ten (10) years from the date of grant for incentive stock option grants and five (5) years from the date of grant for incentive stock option grants made to holders of ten percent (10%) or greater of the Company’s Common Stock. The Plan Committee will determine the time at which the stock option may be exercised, which may be based on a required period of continuous employment with the Company and/or achievement of performance objectives. To the extent that the fair market value of the shares of Common Stock underlying an incentive stock option that becomes exercisable for the first time exceeds $100,000 in any calendar year, such incentive stock option shall be treated as a nonqualified stock option, to the extent in excess of the $100,000 limit. The Plan Committee may impose restrictions on share transferability on any grant of stock options or on any shares acquired pursuant to the exercise of a stock option as it may deem advisable. The exercise price of options granted under the 2004 Plan as amended will be paid in full in a manner prescribed by the Plan Committee. On July 15, 2005, the closing price of Common Stock on the American Stock Exchange was $3.85 per share.
      Restricted Stock. Pursuant to a restricted stock award, shares of Common Stock will be issued or delivered to the grantee at any time the award is made without any cash payment to the Company, except to the extent otherwise provided by the Plan Committee; provided, however, that such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit such shares to the Company as may be determined in the discretion of the Plan Committee. Each restricted stock award constitutes an immediate transfer of the record and beneficial ownership of the shares of restricted stock to grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, entitling the grantee to all voting and other ownership rights in such shares. The Company retains custody of the shares of Common Stock issued pursuant to a restricted stock award until the disposition and forfeiture obligations lapse.
      Other Stock-Based Awards. Other Stock-Based Awards may be awarded by the Plan Committee to selected grantees including purchase rights, unrestricted shares of Common stock, convertible or exchangeable debentures, other rights convertible into shares, Incentive Awards valued by reference to the value of securities or, or the performance of the Company and settlement in cancellation of rights of any person with a vested interest in any other Company sponsored plan. In its discretion, the Plan Committee may specify such criteria for vesting and payment thereof as it determines. The exercise price of stock appreciation rights granted under the 2004 Plan as amended will be determined by the Plan Committee; provided, however, that such exercise price cannot be less than the fair market value of a share of Common Stock on a date the stock appreciation right is granted (subject to adjustments).
      Performance Awards. The Plan Committee is authorized to grant performance awards to selected grantees who are Employees or Consultants of the Company, which may be paid in cash and at the discretion of the Plan Committee. The Plan Committee may establish performance goals applicable to performance awards based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company’s business, and (iii) individual performance. A grantee’s receipt of payment for performance awards for a given period shall be based upon the achievement of those performance objectives determined by the Plan Committee at the beginning of the period. All other terms of the award shall be established by the Plan Committee.
Change in Control
      The 2004 Plan as amended provides that, upon a Change in Control (as defined therein), all outstanding Incentive Awards granted automatically become fully vested, any restrictions with respect to such Incentive Awards lapse and any performance goals with respect to such Incentive Awards are deemed to have been met in full.
Effective Date and Grant Period
      The 2004 Plan was adopted by the Board of Directors effective February 26, 2004 (the “Effective Date”), and approved by the stockholders of the Company on August 24, 2004. The Amendment will be effective upon approval by the stockholders at the 2005 Annual Meeting. No Incentive Award shall be granted under the 2004 Plan as amended after ten (10) years from the Effective Date. The Board of Directors may terminate the 2004 Plan as amended at any time without prejudice to the holders of any then outstanding awards.
Outstanding Incentive Awards
      As of July 14, 2005, there were outstanding Incentive Awards covering 5,771,990 shares of Common Stock, and 428,010 shares of Common Stock available for grants of further Incentive Awards. Assuming the Amendment is approved by the stockholders, an additional 6,000,000 shares of Common Stock will be available for future grants of Incentive Awards.
Federal Income Tax Consequences
      Tax Withholding. The Company has the power and right to deduct or withhold, or require a grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the 2004 Plan as amended or an Incentive Award granted thereunder.

      Share Withholding. With respect to tax withholding required upon the exercise of stock options, upon the lapse of restrictions on restricted stock, or upon any other taxable event arising as a result of any Incentive Awards, grantees may elect, subject to the approval of the Plan Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares having a fair market value on the date the tax is to be determined equal to the statutory total tax which could be imposed on the transaction.
      Incentive Stock Options. Options that constitute incentive stock options within the meaning of Section 422(b) of the Code are subject to special federal income tax treatment. A recipient of an incentive stock option will not realize taxable income at the time of the grant or exercise of such option, and the Company will not be entitled to a deduction at either such time, if the Employee makes no disposition of shares acquired pursuant to such incentive stock option (a) within two years after the option was granted or (b) within one year after exercising such option (collectively, the “Holding Periods”). However, the recipient must include the difference between the exercise price and the fair market value of the Common Stock on the date of exercise in alternative minimum taxable income. If the recipient exercises an incentive stock option and disposes of the stock in the same year and the amount realized is less than the fair market value on the exercise date, only the difference between the amount realized and the adjusted basis of the stock will be included in alternative minimum taxable income. Upon disposition of the shares of Common Stock received upon exercise of an incentive stock option after the Holding Periods, the difference between the amount realized and the exercise price should constitute a long-term capital gain or loss. Under such circumstances, however, the Company will not be entitled to any deduction for federal income tax purposes.
      If a recipient disposes of shares acquired pursuant to the exercise of an incentive stock option prior to the end of the Holding Periods, the disposition would be treated as a disqualifying disposition. The Employee will be treated as having received, at the time of disposition, compensation taxable as ordinary income equal to the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale, if less) over the exercise price and any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as a short-term or long-term capital gain, depending on the holding period of the shares of Common Stock. In the event of a disqualifying disposition, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as taxable compensation is treated as received by the recipient. However, the Company will not be entitled to any deduction in connection with any loss to the Employee or a portion of any gain that is taxable to the recipient as short-term or long-term capital gain.
      Nonqualified Stock Options. Nonqualified stock options (options that are not incentive stock options within the meaning of Section 422(b) of the Code) will not qualify for special federal income tax treatment. As a general rule, if nonqualified stock options are granted with an exercise price at least equal to fair market value as of the date of grant, no federal income tax is imposed on the optionee upon the grant of a nonqualified stock option and the Company is not entitled to a tax deduction by reason of such grant. Upon exercise of a nonqualified stock option, the optionee will realize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the option exercise price, and, subject to the application of Section 162(m) of the Code as discussed below, the Company will be entitled to a corresponding deduction assuming any federal income tax reporting requirements are satisfied. Ordinary income realized upon the exercise of a nonqualified stock option is not an adjustment for alternative minimum tax purposes. In the case of an option holder subject to Section 16(b) of the Exchange Act, subject to certain exceptions, ordinary income will be recognized by the optionee (and, subject to the application of Section 162(m) of the Code, and assuming any federal income tax reporting requirements are satisfied, a deduction by the Company) upon the exercise of the nonqualified stock option if the exercise occurs more than six months after the date of grant of the nonqualified stock option. Upon a subsequent disposition of shares received upon exercise of a nonqualified stock option, the optionee will realize a short-term or long-term capital gain or loss to the extent of any intervening appreciation or depreciation. However, the Company will not be entitled to any further deduction at that time.

      Section 409A of the Code. New Code Section 409A generally provides that any deferred compensation arrangement which does not meet specific requirements regarding (i) timing of payments, (ii) advance election of deferrals, (iii) restrictions on acceleration of payments and (iv) other requirements of 409A results in the immediate taxation of any amounts deferred to the extent such deferrals are no longer subject to a substantial risk of forfeiture. In addition, the tax on the amounts included in income is also subject to a 20% excise tax and interest. In general, to comply with Code Section 409A, amounts deferred may only be paid out on separation from service, disability, death, a specified time, a change in control (as defined by the Treasury Department) or an unforeseen emergency. Furthermore, the election to defer generally must be made in the calendar year prior to the performance of services, and any provision for accelerated payout other than for reasons specified by the Treasury may cause the amounts deferred to be subject to early taxation and the imposition of the excise tax.
      Code Section 409A is applicable to any form of deferred compensation that is broadly defined and may be applicable to certain awards under the 2004 Plan as amended. New Code Section 409A is effective with respect to amounts deferred after December 31, 2004, but may also apply to amounts deferred earlier under arrangements which are materially modified after October 3, 2004. Incentive Awards under the 2004 Plan as amended that are subject to Code Section 409A, as determined by the Plan Committee, are intended to satisfy the requirements of Code Section 409A.
      Section 162(m) of the Code. Taxable compensation earned by “covered employees’ (as defined in Code Section 162(m)) subject to Code Section 162(m) for applicable Incentive Awards is intended to constitute qualified performance-based compensation. The Company should therefore be entitled to a tax deduction for compensation paid in the same amount as the ordinary income recognized by the covered employees without any reduction under the limitations of Section 162(m) on deductible compensation paid to such Employees. However, the Plan Committee may determine, within its sole discretion, to grant Incentive Awards to such covered employees that do not qualify as performance-based compensation. Under Code Section 162(m), the Company is denied a deduction for annual compensation paid to such Employees in excess of $1.0 million.
Participation in the 2004 Plan
      The grant of awards under the 2004 Plan as amended may be made to Employees, Consultants and Outside Directors, including any named executive officer, and is subject to the discretion of the Board of Directors. As of the date of this proxy statement, except for the annual grants to non-employee directors described under “Compensation of Directors,” there has been no determination by the Board with respect to future awards under the 2004 Plan as amended. Accordingly, future awards are not determinable. As of July 15, 2005, the fair market value of our common stock was $3.85 per share, which was the closing sale price on such date reported by the American Stock Exchange.
      The Board of Directors recommends voting “For” the Amendment to the 2004 Incentive Plan.
      Approval of the Amendment to the 2004 Plan requires the affirmative vote of a majority of the votes entitled to be cast by holders of shares of Common Stock and Series B Preferred Stock, voting together as a class, who are represented in person or by proxy at the Annual Meeting. Under the Company’s Bylaws, an abstention or broker non-vote would have the same legal effect as a vote against this proposal. A broker non-vote can occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item.
      Unless otherwise instructed or unless authority to vote is withheld, when properly executed and returned, the enclosed proxy will be voted FOR the Amendment to the 2004 Incentive Plan.
Deadlines for Stockholder Proposals for Next Year’s Annual Meeting
      You may submit proposals on matters appropriate for stockholder action at future annual meetings by following the rules of the Securities and Exchange Commission. The Company must receive proposals intended for inclusion in next year’s proxy statement and proxy card no later than March 20, 2006. If the Company does not receive notice of any matter that a stockholder wishes to raise at the annual meeting in

2006 by June 5, 2006 and the matter is raised at that meeting, the proxy holders for next year’s meeting will have discretionary authority to vote on the matter. All proposals and notifications should be addressed to the Office of the Corporate Secretary, Endeavour International Corporation, 1000 Main Street, Suite 3300, Houston, Texas 77002.
Other Matters
      The Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

By Order of the Board of Directors,

H. Don Teague
Secretary
July 18, 2005

ANNEX A
Amendment to the
CONTINENTAL SOUTHERN RESOURCES, INC.
2004 INCENTIVE PLAN
      WHEREAS, the Continental Southern Resources, Inc. 2004 Incentive Plan (the “Plan”), was adopted by the Board of Directors of Continental Southern Resources, Inc. effective February 26, 2004, and approved by stockholders on August 24, 2004; and
      WHEREAS, the name of Continental Southern Resources, Inc. has been changed to Endeavour International Corporation (the “Company”); and
      WHEREAS, under Section 6.7 of the Plan the Board of Directors of the Company (the “Board”) has the authority to amend the Plan subject to certain stockholder approval requirements; and
      WHEREAS, the Board has authorized this Amendment of the Plan effective August 25, 2005, subject to stockholder approval as provided herein.
      NOW THEREFORE, the Plan is hereby amended effective August 25, 2005, as follows:
      1. The following recitals shall be added at the beginning of Section 1:

“WHEREAS, the Board of Directors of Continental Southern Resources, Inc. authorized the Continental Southern Resources, Inc. 2004 Incentive Plan (the “Plan”), and such Plan was approved by Company stockholders on August 24, 2004; and

WHEREAS, the name of Continental Southern Resources, Inc. has been changed to Endeavour International Corporation; and

WHEREAS, the Board of Directors of the Endeavour International Corporation has authorized the amendment of the Plan effective as of August 25, 2005, subject to stockholder approval.

NOW, THEREFORE, the Plan is hereby amended as follows effective as of August 25, 2005:”
      2. The name of the Plan shall be changed to Endeavour International Corporation 2004 Incentive Plan, and Section 1.2(ff) shall be amended in its entirety as follows:

“Plan. The Endeavour International Corporation 2004 Incentive Plan as set forth herein and as it may be amended from time to time.”
      3. The reference to the term Company in Section 1.1 and in any other Section of the Plan shall mean Endeavour International Corporation.
      4. The last paragraph of Section 1.1 of the Plan shall be amended in its entirety as follows:

“The Plan was originally effective as of February 26, 2004 (the “Effective Date”) and was approved by stockholders on August 24, 2004. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 6.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Award be granted under the Plan after the expiration of ten (10) years from the Effective Date. Subject to the approval of stockholders, the Plan is amended effective as of August 25, 2005, as provided herein.”
      5. The first paragraph of Section 1.2(f) shall be amended in its entirety as follows:

“Committee. A committee appointed by the Board consisting of not less than two directors as appointed by the Board to administer the Plan. During such period that the Company is a Publicly Held Corporation, the Plan shall be administered by a committee appointed by the Board consisting of not less than two directors who fulfill the “non-employee director” requirements of Rule 16b-3 under the Exchange Act, the “outside director” requirements of Section 162(m) of the Code and the

“independent” requirements of the rules of any national securities exchange or the NASDAQ, as the case may be, on which any of the securities of the Company are traded, listed or quoted. The Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph. Notwithstanding the foregoing, if the composition of the Board does not provide the Company the ability to establish a committee meeting the foregoing requirements, the Plan shall be administered by the full Board.”

      6. Section 1.2(h) shall be amended in its entirety as follows:

“Company. Endeavour International Corporation, a corporation organized under the laws of the State of Nevada, and any successor in interest thereto.”
      7. Section 1.2(y) shall be amended in its entirety to read as follows:

“Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon Common Stock, and is payable in Common Stock or other consideration.”
      8. Section 1.4 shall be amended in its entirety to read as follows:

“1.4 Shares of Common Stock Available for Incentive Awards

Subject to adjustment under Section 5.5, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock) 12,200,000 Shares of Common Stock. The total number of Shares reserved for issuance under the Plan (pursuant to the previous sentence) shall be available for Incentive Stock Options. The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, that are forfeited or terminated, expire unexercised, withheld for tax withholding requirements, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Shares are available for issuance pursuant to Incentive Awards.

During any period that the Company is a Publicly Held Corporation, the following rules shall apply to grants of Incentive Awards to Employees:

(a) Subject to adjustment as provided in Section 5.5, the maximum aggregate number of Shares of Common Stock (including Stock Options, SARs, Restricted Stock, Performance Units and Performance Shares paid out in Shares, or Other Stock-Based Awards paid out in Shares) that may be granted or that may vest, as applicable, in any calendar year pursuant to any Incentive Award held by any individual Employee shall be 12,200,000 Shares.

(b) The maximum aggregate cash payout (including SARs, Performance Units and Performance Shares paid out in cash, or Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any individual Employee shall be Five Million dollars ($5,000,000).

(c) With respect to any Stock Option or Stock Appreciation Right granted to an Employee that is canceled or repriced, the number of Shares subject to such Stock Option or stock appreciation right shall continue to count against the maximum number of Shares that may be the subject of Stock Options or stock appreciation rights granted to such Employee hereunder to the extent such is required in accordance with Section 162(m) of the Code.

(d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.”
      9. A new Section 6.16 shall be added as follows:

“6.16 Code Section 409A

To the extent that any Incentive Award is subject to Code Section 409A as determined by the Committee, the Incentive Agreement shall comply with the requirements of Code Section 409A and the notices and regulations thereunder in a manner as determined by the Committee in its sole discretion including, but not limited to, using the more restrictive definition of Change in Control from applicable Code Section 409A regulations and notices to the extent that it is more restrictive than as defined in the Plan and using the more restrictive definition of Disability as provided in Section 409A. The Committee may amend any Incentive Award to comply with Code Section 409A and the notices and regulations thereunder without a Grantee’s consent even if such amendment would have an adverse affect on a Grantee’s Incentive Award. The Board may amend the Plan as it deems necessary to comply with Section 409A and no Grantee consent shall be required even if such an amendment would have an adverse effect on a Grantee’s Incentive Award.”

      IN WITNESS WHEREOF, the Company has caused this Amendment to be executed in its name on its behalf by its duly authorized officer.

ENDEAVOUR INTERNATIONAL CORPORATION

By:

Name:

Title:

Annex B

ENDEAVOUR INTERNATIONAL CORPORATION

2004 INCENTIVE PLAN

(As amended August 25, 2005)

(Conformed Copy)

B-i

B-ii

ENDEAVOUR INTERNATIONAL CORPORATION
2004 INCENTIVE PLAN

SECTION 1.

GENERAL PROVISIONS RELATING TO

PLAN GOVERNANCE, COVERAGE AND BENEFITS

     WHEREAS, the Board of Directors of Continental Southern Resources, Inc. authorized the Continental Southern Resources, Inc. 2004 Incentive Plan (the “Plan”), and such Plan was approved by Company stockholders on August 24, 2004; and

     WHEREAS, the name of Continental Southern Resources, Inc. has been changed to Endeavour International Corporation; and

     WHEREAS, the Board of Directors of the Endeavour International Corporation has authorized the amendment of the Plan effective as of August 25, 2005, subject to stockholder approval.

     NOW, THEREFORE, the Plan is hereby amended as follows effective as of August 25, 2005:

1.1 Purpose

     The purpose of the Plan is to foster and promote the long-term financial success of Endeavour International Corporation (the “Company”) and its Subsidiaries and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive incentive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

     The Plan provides for payment of various forms of incentive compensation and it is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan shall be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

     The Plan was originally effective as of February 26, 2004 (the “Effective Date”) and was approved by stockholders on August 24, 2004. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 6.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Award be granted under the

Plan after the expiration of ten (10) years from the Effective Date. Subject to the approval of stockholders, the Plan is amended effective as of August 25, 2005.

1.2 Definitions

     The following terms shall have the meanings set forth below:

     (a) Authorized Officer. The Chairman of the Board, the Chief Executive Officer or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

     (b) Board. The Board of Directors of the Company.

     (c) Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, when used in connection with the termination of a Grantee’s Employment, shall mean the termination of the Grantee’s Employment by the Company by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of an act of fraud upon the Company; (iii) the willful and proven misappropriation of any funds or property of the Company by the Grantee; (iv) the willful, continued and unreasonable failure by the Grantee to perform the material duties assigned to him; (v) the knowing engagement by the Grantee in any direct, material conflict of interest with the Company without compliance with the Company’s conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Grantee, without the written approval of the Board, in any activity which competes with the business of the Company or which would result in a material injury to the business, reputation or goodwill of the Company.

     (d) Change in Control. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, any of the events described in and subject to Section 5.7.

     (e) Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

     (f) Committee. A committee appointed by the Board consisting of not less than two directors as appointed by the Board to administer the Plan. During such period that the Company is a Publicly Held Corporation, the Plan shall be administered by a committee appointed by the Board consisting of not less than two directors who fulfill the “non-employee director” requirements of Rule 16b-3 under the Exchange Act, the “outside director” requirements of Section 162(m) of the Code and the “independent” requirements of the rules of any national securities exchange or the NASDAQ, as the case may be, on which any of the securities of the Company are traded, listed or quoted. The Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph. Notwithstanding the foregoing, if the composition of the Board does not provide the Company the ability to establish a committee meeting the foregoing requirements, the Plan shall be administered by the full Board.

     The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

     Notwithstanding the preceding paragraphs, the term “Committee” as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

     (g) Common Stock. The common stock of the Company, $.001 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

     (h) Company. Endeavour International Corporation, a corporation organized under the laws of the State of Nevada, and any successor in interest thereto.

     (i) Consultant. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six (6) months, or any other individual who is not an Outside Director or employee of the Company (or any Parent or Subsidiary) and who (i), in the opinion of the Committee, is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

     (j) Covered Employee. A named executive officer who is one of the group of covered employees, as defined in Section 162(m) of the Code and Treasury Regulation § 1.162-27(c) (or its successor), during such period that the Company is a Publicly Held Corporation.

     (k) Disability. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, as determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to an examination by such physician upon request.

     (l) Employee. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Committee, is in a position to contribute to the growth, development and financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

     (m) Employment. Employment by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, or government service, or military leave, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized leave of absence shall constitute termination of Employment hereunder shall be determined by the Committee in its discretion.

     Unless otherwise provided in the Incentive Agreement, the term “Employment” for purposes of the Plan is also defined to include (i) compensatory or advisory services performed by a Consultant for the Company (or any Parent or Subsidiary) and (ii) membership on the Board by an Outside Director.

     (n) Equity Offering. The private placement of up to 25,000,000 shares of Common Stock solely to accredited investors pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder and that certain Company Confidential Private Placement Memorandum dated January 23, 2004, as supplemented.

     (o) Exchange Act. The Securities Exchange Act of 1934, as amended.

     (p) Fair Market Value. Except as set forth below, the Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the consolidated reporting system for the securities exchange(s) on which Shares are then listed or admitted to trading (as reported in the Wall Street Journal or other reputable source), or (ii) if not so reported, the closing sale price for a Share on the immediately preceding business day as quoted on the Nasdaq Stock Market, Inc. (“NASDAQ”), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported. Notwithstanding the foregoing, the Fair Market Value of one share of Common Stock as of the grant date of any Incentive Award granted within 30 days after the Equity Offering is consummated shall be the price paid per share of Common Stock by the investors in such Equity Offering.

     If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion exercised in good faith. In this respect, the Committee may rely on such financial data, valuations, experts, and other sources, in its discretion, as it deems advisable under the circumstances.

     (q) Grantee. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

     (r) Immediate Family. With respect to a Grantee, the Grantee’s spouse, children or grandchildren (including legally adopted and step children and grandchildren)

     (s) Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 5.1(a).

     (t) Incentive Award. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, Reload Option, Restricted Stock Award, Other Stock-Based Award or Performance Award.

     (u) Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

     (v) Insider. An individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

     (w) Nonstatutory Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

     (x) Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

     (y) Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon Common Stock, and is payable in Common Stock or other consideration.

     (z) Outside Director. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary.

     (aa) Parent. Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Section 424(e) of the Code.

     (bb) Performance Award. An award granted by the Committee to the Grantee under Section 4.3.

     (cc) Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code § 162(m) and Treasury Regulation § 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

     (dd) Performance Period. A period of time, as may be determined in the discretion of the Committee and set out in the Incentive Agreement, over which performance is measured for the purpose of determining a Grantee’s right to and the payment value of an Incentive Award.

     (ee) Performance Share or Performance Unit. An Incentive Award that is a Performance Award under Section 4.3 representing a contingent right to receive cash or Shares of Common Stock (which may be Restricted Stock) at the end of a Performance Period and which, in the case of Performance Shares, is denominated in Common Stock, and in the case of Performance Units is denominated in cash values.

     (ff) Plan. The Endeavour International Corporation 2004 Incentive Plan as set forth herein and as it may be amended from time to time.

     (gg) Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

     (hh) Restricted Stock. Shares of Common Stock issued or transferred to a Grantee pursuant to Section 3.

     (ii) Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee.

     (jj) Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

     (kk) Retirement. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of sixty-five (65) years, or such other age as may be designated by the Committee in the Employee’s Incentive Agreement.

     (ll) Share. A share of the Common Stock.

     (mm) Share Pool. The number of shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under Section 1.5 and as adjusted for changes in corporate capitalization under Section 5.5.

     (nn) Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such stock option the Grantee has the right to purchase Shares of Common Stock. In accordance with Section 422 of the Code, only an Employee may be granted an Incentive Stock Option.

     (oo) Subsidiary. Any corporation (whether now or hereafter existing) which constitutes a “subsidiary” of the Company, as defined in Section 424(f) of the Code.

     (pp) Supplemental Payment. Any amount, as described in Sections 2.4, 3.4 or 4.3, that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.

1.3 Plan Administration

     (a) Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan including, without limitation, correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or any Incentive Agreement. The determinations of the Committee shall be final and binding.

     (b) Meetings. The Committee shall designate a chairman from among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the

Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.

     (c) Decisions Binding. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its stockholders, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

     (d) Modification of Outstanding Incentive Awards. Subject to the stockholder approval requirements of Section 6.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee. With respect to an Incentive Award that is an incentive stock option (as described in Section 422 of the Code), no adjustment to such option shall be made to the extent constituting a “modification” within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the optionee in writing.

     (e) Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties under this Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, while the Company is a Publicly Held Corporation, the Committee may not delegate to any person the authority to (i) grant Incentive Awards, or (ii) take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.

     (f) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

     (g) Surrender of Previous Incentive Awards. The Committee may, in its absolute discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the

Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and canceled.

     (h) INDEMNIFICATION. EACH PERSON WHO IS OR WAS A MEMBER OF THE COMMITTEE, OR OF THE BOARD, SHALL BE INDEMNIFIED BY THE COMPANY AGAINST AND FROM ANY DAMAGE, LOSS, LIABILITY, COST AND EXPENSE THAT MAY BE IMPOSED UPON OR REASONABLY INCURRED BY HIM IN CONNECTION WITH OR RESULTING FROM ANY CLAIM, ACTION, SUIT, OR PROCEEDING TO WHICH HE MAY BE A PARTY OR IN WHICH HE MAY BE INVOLVED BY REASON OF ANY ACTION TAKEN OR FAILURE TO ACT UNDER THE PLAN (INCLUDING SUCH INDEMNIFICATION FOR A PERSON’S OWN, SOLE, CONCURRENT OR JOINT NEGLIGENCE OR STRICT LIABILITY), EXCEPT FOR ANY SUCH ACT OR OMISSION CONSTITUTING WILLFUL MISCONDUCT OR GROSS NEGLIGENCE. SUCH PERSON SHALL BE INDEMNIFIED BY THE COMPANY FOR ALL AMOUNTS PAID BY HIM IN SETTLEMENT THEREOF, WITH THE COMPANY’S APPROVAL, OR PAID BY HIM IN SATISFACTION OF ANY JUDGMENT IN ANY SUCH ACTION, SUIT, OR PROCEEDING AGAINST HIM, PROVIDED HE SHALL GIVE THE COMPANY AN OPPORTUNITY, AT ITS OWN EXPENSE, TO HANDLE AND DEFEND THE SAME BEFORE HE UNDERTAKES TO HANDLE AND DEFEND IT ON HIS OWN BEHALF. THE FOREGOING RIGHT OF INDEMNIFICATION SHALL NOT BE EXCLUSIVE OF ANY OTHER RIGHTS OF INDEMNIFICATION TO WHICH SUCH PERSONS MAY BE ENTITLED UNDER THE COMPANY’S ARTICLES OF INCORPORATION OR BYLAWS, AS A MATTER OF LAW, OR OTHERWISE, OR ANY POWER THAT THE COMPANY MAY HAVE TO INDEMNIFY THEM OR HOLD THEM HARMLESS.

1.4 Shares of Common Stock Available for Incentive Awards

     Subject to adjustment under Section 5.5, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock) 12,200,000 Shares of Common Stock. The total number of Shares reserved for issuance under the Plan (pursuant to the previous sentence) shall be available for Incentive Stock Options. The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, that are forfeited or terminated, expire unexercised, withheld for tax withholding requirements, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Shares are available for issuance pursuant to Incentive Awards.

     During any period that the Company is a Publicly Held Corporation, the following rules shall apply to grants of Incentive Awards to Employees:

     (a) Subject to adjustment as provided in Section 5.5, the maximum aggregate number of Shares of Common Stock (including Stock Options, SARs, Restricted Stock, Performance Units and Performance Shares paid out in Shares, or Other Stock-Based Awards paid out in Shares) that may be granted or that may vest, as applicable, in any calendar year pursuant to any Incentive Award held by any individual Employee shall be 12,200,000 Shares.

     (b) The maximum aggregate cash payout (including SARs, Performance Units and Performance Shares paid out in cash, or Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any individual Employee shall be Five Million dollars ($5,000,000).

     (c) With respect to any Stock Option or Stock Appreciation Right granted to an Employee that is canceled or repriced, the number of Shares subject to such Stock Option or stock appreciation right shall continue to count against the maximum number of Shares that may be the subject of Stock Options or stock appreciation rights granted to such Employee hereunder to the extent such is required in accordance with Section 162(m) of the Code.

     (d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5 Share Pool Adjustments for Awards and Payouts.

     The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

     (a) Stock Options;

     (b) Restricted Stock Awards; and

     (c) A payout of an Other Stock-Based Award or Performance Awards in Shares.

     The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

     (a) A payout of an Other Stock-Based Award or Performance Awards in the form of cash;

     (b) A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Incentive Award; and

     (c) Payment of an Option Price or Restricted Stock purchase price as provided in the Incentive Agreement or as determined by the Compensation Committee in its sole discretion with previously acquired Shares or by withholding Shares that otherwise would be acquired on exercise or grant (i.e., the Share Pool shall be increased by the number of Shares turned in or withheld as payment of the Option Price or Restricted Stock purchase price).

1.6 Common Stock Available.

     The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7 Participation

     (a) Eligibility. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares or Stock Options, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent not inconsistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

     (b) Incentive Stock Option Eligibility. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Option Price with respect to the Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

1.8 Types of Incentive Awards

     The types of Incentive Awards that may be granted under the Plan are Stock Options as described in Section 2, Restricted Stock as described in Section 3, Other Stock-Based Awards as described in Section 4, or any combination of the foregoing.

SECTION 2.

STOCK OPTIONS

2.1 Grant of Stock Options

     The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.

2.2 Stock Option Terms

     (a) Written Agreement. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee’s Incentive Agreement and need not be uniform among all Stock Options issued pursuant to the Plan.

     (b) Number of Shares. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

     (c) Exercise Price. The Option Price with respect to each Stock Option shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date the Incentive Stock Option is granted (110% for 10% or greater stockholders pursuant to Section 1.7(b)). To the extent that the Company is a Publicly Held Corporation and the Stock Option is intended to qualify for the Performance-Based Exception, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date the Stock Option is granted. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).

     (d) Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option (which shall be not more than ten (10) years from the date of grant for ISO grants; five (5) years for ISO grants to ten percent (10%) or greater stockholders pursuant to Section 1.7(b)). In the event no term is fixed, such term shall be ten (10) years from the date of grant.

     (e) Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.

     (f) $100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonstatutory Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then such Incentive Stock Options, only to the extent of such excess, shall automatically be deemed to be Nonstatutory Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Incentive Agreement, shall remain unchanged.

2.3 Stock Option Exercises

     (a) Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Grantee for at least six (6) months prior to their tender to satisfy the Option Price), or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above. Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

     The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. A “cashless exercise” of an Option is a procedure by which a broker provides the funds to the Grantee to effect an Option exercise, to the extent consented to by the Committee in its discretion. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker) or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act (if the Company is a Publicly Held Corporation). In no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee in its discretion.

     The Committee, in its discretion, may also allow an Option to be exercised by a broker-dealer acting on behalf of the Grantee if (i) the broker-dealer has received from the Grantee a duly endorsed Incentive Agreement evidencing such Option and instructions signed by the Grantee requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Grantee and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (iii) the broker-dealer and the Grantee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220 (or its successor).

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.

     Subject to Section 5.2, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

     (b) Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any buy/sell agreement or right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees, (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

     Any Grantee or other person exercising an Incentive Award may be required by the Committee to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

     (c) Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

     (d) Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4	Supplemental Payment on Exercise of Nonstatutory Stock Options or Stock Appreciation Rights.

     The Committee, either at the time of grant or as of the time of exercise of any Nonstatutory Stock Option or stock appreciation right, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option or stock appreciation right. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and/or stock appreciation right and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

SECTION 3.

RESTRICTED STOCK

3.1 Award of Restricted Stock

     (a) Grant. In consideration of the performance of Employment by any Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock may be awarded under the Plan by the Committee with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement.

     (b) Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.

     As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee’s dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Covered Employee, if applicable, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

     Shares awarded pursuant to a grant of Restricted Stock may be (i) issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee or (ii) issued in “book entry” form or other means of evidencing uncertificated Shares, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee’s Incentive Agreement. The Company or Committee

(or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.

3.2 Restrictions

     (a) Forfeiture of Restricted Stock. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee’s Incentive Agreement.

     (b) Issuance of Certificates. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares; provided, further, in lieu of issuing such a stock certificate, the Committee may arrange to make “book entries” or other means of evidencing uncertificated Shares of Restricted Stock. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Endeavour International Corporation 2004 Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and Endeavour International Corporation. A copy of the Plan and Incentive Agreement are on file in the corporate offices of Endeavour International Corporation.

Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock until such Shares vest pursuant to the terms of the Incentive Agreement.

     (c) Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.

3.3 Delivery of Shares of Common Stock

     Subject to withholding taxes under Section 6.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions. Such delivery shall be effected for all purposes when the Company shall have deposited such certificate in the United States mail, addressed to the Grantee or other appropriate recipient.

3.4 Supplemental Payment on Vesting of Restricted Stock

     The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

SECTION 4.

OTHER STOCK-BASED AWARDS

4.1 Grant of Other Stock-Based Awards

     Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Types of Other Stock-Based Awards include, without limitation, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of, or the performance of, the Company or a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Incentive Awards.

4.2 Other Stock-Based Award Terms

     (a) Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

     (b) Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to fifty percent (50%) of the Fair Market Value of the Shares covered by such grant on the date of grant (or such percentage higher than 50% that is required by any applicable tax or securities law). To the extent that the Company is a Publicly Held Corporation and that a stock appreciation right is intended to qualify for the Performance-Based Exception, the exercise price per share of Common Stock shall not be less than one hundred percent (100%) of Fair Market Value of a share of Common Stock on the date of the grant of the stock appreciation right.

     (c) Performance Criteria and Other Terms. In its discretion, the Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Grantee as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement.

     (d) Payment. Other Stock-Based Awards may be paid in Shares of Common Stock or other consideration related to such Shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Incentive Agreement.

     (e) Dividends. The Grantee of an Other Stock-Based Award shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of Shares covered by the Other Stock-Based Award, unless (and to the extent) otherwise as determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide in the Incentive Agreement that the amounts of any dividends or dividend equivalent shall be deemed to have been reinvested in additional Shares of Common Stock.

4.3 Performance Awards

     (a) Grant. During the period the Company is a Publicly Held Corporation, the Committee is authorized to grant Performance Awards to selected Grantees who are Employees or Consultants. Performance Awards may be by reference to Performance Shares or Performance Units. Each grant of Performance Awards shall he evidenced by an Incentive Agreement in such amounts and upon such terms as shall be determined by the Committee. The Committee may make grants of Performance Awards in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Awards and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met.

     (b) Performance Criteria. The Committee may establish performance goals applicable to Performance Awards based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company’s business, and (iii) individual performance. Performance criteria for the Company shall relate to the achievement of predetermined financial objectives for the Company and its Subsidiaries on a consolidated basis. Performance criteria for a segment of the Company’s business shall relate to the achievement of financial and operating objectives of the segment for which the participant is accountable. Examples of performance criteria shall include (but are not limited to) pre-tax or after-tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total stockholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; levels of operating expense and maintenance expense or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein. Individual performance criteria shall relate to a participants overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance goals may differ among participants.

     (c) Modification. If the Committee determines, in its discretion exercised in good faith, that the established performance measures or objectives are no longer suitable to the Company’s objectives because of a change in the Company’s business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives to the extent it considers such modification to be necessary. The Committee shall not permit any such modification that would cause the Performance Awards to fail to qualify for the Performance-Based Exception, if applicable.

     (d) Payment. The basis for payment of Performance Awards for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period as specified in the Grantee’s Incentive Agreement. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the number of Performance Awards may be based on the degree to which actual performance exceeded the pre-established minimum performance standards. The amount of payment shall be determined by multiplying the number of Performance Awards granted at the beginning of the Performance Period times the final Performance Award value. Payments shall be made, in the discretion of the Committee as specified in the Incentive Agreement.

     (e) Special Rule for Covered Employees. No later than the ninetieth (90th) day following the beginning of a Performance Period (or twenty-five percent (25%) of the Performance Period) the Committee shall establish performance goals as described in Section 4.3 applicable to Performance Awards awarded to Covered Employees in such a manner as shall permit payments with respect thereto to qualify for the Performance-Based Exception, if applicable. If a Performance Award granted to a Covered Employee is intended to comply with the Performance-Based Exception, the Committee in establishing performance goals shall comply with Treasury Regulation §

l.162-27(e)(2) (or its successor). As soon as practicable following the Company’s determination of the Company’s financial results for any Performance Period, the Committee shall certify in writing: (i) whether the Company achieved its minimum performance for the objectives for the Performance Period, (ii) the extent to which the Company achieved its performance objectives for the Performance Period, (iii) any other terms that are material to the grant of Performance Awards, and (iv) the calculation of the payments, if any, to be paid to each Grantee for the Performance Period.

     (f) Supplemental Payment on Vesting of Performance Units or Performance Shares. The Committee, either at the time of grant or at the time of vesting of Performance Units or Performance Shares, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of such Performance Units or Performance Shares and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as seemed appropriate by the Committee in its discretion. The Committee shall have the discretion to grant Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

SECTION 5.

PROVISIONS RELATING TO PLAN PARTICIPATION

5.1 Plan Conditions

     (a) Incentive Agreement. Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Incentive Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, an agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

     (b) No Right to Employment. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

     (c) Securities Requirements. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares of Common Stock pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

     If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

5.2 Transferability and Exercisability

     Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined by Section 414(p) of the Code); provided, however, only with respect to Incentive Awards of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of such

Immediate Family, or (iii) a partnership in which such members of such Immediate Family are the only partners, provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 5.2, and (C) subsequent transfers of transferred Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence. Following any permitted transfer, any Incentive Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The termination of employment events of Section 5.6 and in the Incentive Agreement shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

     Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company shall have no obligation to provide any notices to a transferee including, for example, of the termination of an Incentive Award following the original Grantee’s termination of employment.

     In the event that a Grantee terminates employment with the Company to assume a position with a governmental, charitable, educational or other nonprofit institution, the Committee may, in its discretion, subsequently authorize a third party, including but not limited to a “blind” trust, to act on behalf of and for the benefit of such Grantee regarding any outstanding Incentive Awards held by the Grantee subsequent to such termination of employment. If so permitted by the Committee, a Grantee may designate a beneficiary or beneficiaries to exercise the rights of the Grantee and receive any distribution under the Plan upon the death of the Grantee.

     No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 5.2 shall be void and ineffective. All determinations under this Section 5.2 shall be made by the Committee in its discretion.

5.3 Rights as a Stockholder

     (a) No Stockholder Rights. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate for such Shares.

     (b) Representation of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

5.4 Listing and Registration of Shares of Common Stock

     The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which Shares of Common Stock are traded. The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares of Common Stock to be made pursuant to a registration statement, or an exemption from registration, or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

5.5 Change in Stock and Adjustments

     (a) Changes in Law or Circumstances. Subject to Section 5.7 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the Grantee in writing. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

     (b) Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

     (c) Recapitalization of the Company. Subject to Section 5.7 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this subsection (c).

     (d) Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 5.5 and subject to Section 5.7 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

     (e) Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Committee, in its absolute discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award, such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.

     (f) Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 5.7 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

     Notwithstanding the previous paragraph of this Section 5.5(f), but subject to the accelerated vesting and other provisions of Section 5.7 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Committee, in its discretion, shall have the right and power to:

     (i) cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event but only if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

     (ii) provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

     (iii) provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.

The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this subsection (f).

5.6 Termination of Employment, Death, Disability and Retirement

     (a) Termination of Employment. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, if the Grantee’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other applicable Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of the termination date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement with respect to the vested portion of such Incentive Award or (ii) the date that occurs ninety (90) calendar days after his termination date (not to exceed three (3) months in the case of an ISO). Unless otherwise expressly provided in his Incentive Agreement, a Grantee’s Employment shall not be deemed to have been terminated if a Grantee who is an Employee becomes a Consultant or Outside Director immediately upon his termination of employment with the Company, or if a Grantee’s status otherwise changes between or among Employee, Consultant or Outside Director without a gap in service for the Company in any such capacity. All determinations regarding whether and when there has been a termination of Employment shall be made by the Committee.

     (b) Termination of Employment for Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, in the event of the termination of a Grantee’s Employment for Cause, all non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

     (c) Retirement. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon the Retirement of any Employee who is a Grantee:

     (i) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

     (ii) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) six (6) months after the date of Retirement in the case of any Incentive Award other than an Incentive Stock Option, or (2) three (3) months after termination of employment in the case of an Incentive Stock Option.

     (d) Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon termination of Employment as a result of the Grantee’s Disability or death:

     (i) any nonvested portion of any outstanding Option or other applicable Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

     (ii) any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one (1) year anniversary date of the Grantee’s termination of Employment date.

     In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this paragraph (d) shall be determined by reference to Section 22(e)(3) of the Code to the extent required by Section 422(c)(6) of the Code. The Committee shall determine whether a Disability for purposes of this subsection (d) has occurred.

     (e) Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award, (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award, or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Inventive Award, a written amendment to the Grantee’s Incentive Agreement shall be required.

5.7 Change in Control

     Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below) the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the Grantee’s Incentive Agreement:

     (a) all of the Stock Options then outstanding shall become one hundred percent (100%) vested and immediately and fully exercisable;

     (b) all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired; and

     (c) all of the Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

     Notwithstanding any other provision of the Plan, unless otherwise expressly provided in the Grantee’s Incentive Agreement, the provisions of this Section 5.7 may not be terminated, amended, or modified to adversely affect any Incentive Award theretofore granted under the Plan without the prior written consent of the Grantee with respect to his outstanding Incentive Awards subject, however, to the last paragraph of this Section 5.7.

     For all purposes of this Plan, a “Change in Control” of the Company shall be deemed to occur if:

     (a) the Company (A) shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company) or (B) is to be dissolved and liquidated, and as a result of or in connection with such transaction, the persons who were directors of the Company before such transaction shall cease to constitute a majority of the Board, or

     (b) any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, acquires or gains ownership or control (including, without limitation, power to vote) of 30% or more of the outstanding shares of the Company’s voting stock (based upon voting power), and as a result of or in connection with such transaction, the persons who were directors of the Company before such transaction shall cease to constitute a majority of the Board, or

     (c) the Company sells all or substantially all of the assets of the Company to any other person or entity (other than a wholly-owned subsidiary of the Company) in a transaction that requires shareholder approval pursuant to applicable corporate law; or

     (d) During a period of two consecutive calendar years, individuals who at the beginning of such period constitute the Board, and any new director(s) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office, who either were directors at the beginning of the two (2) year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or

     (e) any other event that a majority of the Board, in its sole discretion, shall determine constitutes a Change in Control hereunder.

     Notwithstanding the occurrence of any of the foregoing events of this Section 5.7 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board prior to the occurrence of an event that otherwise would be a Change in Control, or after such event if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be or probably would lead to a Change in Control.

5.8 Exchange of Incentive Awards

     The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.

5.9 Financing

     To the extent permitted by the Sarbanes-Oxley Act of 2002 or other applicable law, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee and the Board in their discretion.

SECTION 6.

GENERAL

6.1 Effective Date and Grant Period

     This Plan is adopted by the Board effective as of the Effective Date subject to the approval of the stockholders of the Company within twelve (12) months from the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained within the permissible time frame, then the Plan and any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Unless sooner terminated by the Board pursuant to Section 6.7, no Incentive Award shall be granted under the Plan after ten (10) years from the Effective Date.

6.2 Funding and Liability of Company

     No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the

Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

6.3 Withholding Taxes

     (a) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder.

     (b) Share Withholding. With respect to tax withholding required upon the exercise of Stock Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the statutory total tax which could be imposed on the transaction. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate. Any fraction of a Share required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash by the Grantee.

     (c) Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two (2) years from the date of grant of such Option or (ii) one (1) year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

6.4 No Guarantee of Tax Consequences

     Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

6.5 Designation of Beneficiary by Participant

     Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

6.6 Deferrals

     The Committee may permit a Grantee to defer such Grantee’s receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals to the extent consistent with the Code.

6.7 Amendment and Termination

     The Board shall have complete power and authority to terminate or amend the Plan at any time; provided, however, if the Company is a Publicly Held Corporation, the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law, (a) except as provided in Section 5.5, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4, (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan, (c) to the extent applicable, increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception, (d) extend the term of the Plan, or (e) to the extent applicable, decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

     No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

     In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s stockholders.

6.8 Requirements of Law

     The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Committee may refuse to issue or transfer any Shares or other consideration under an Incentive Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or other consideration might violate applicable laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

6.9 Rule 16b-3 Securities Law Compliance and Compliance with Company Policies

     With respect to Insiders to the extent applicable, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. With respect to all Grantees, transactions under the Plan are intended to comply with Securities Regulation BTR and the Company’s insider trading policies as revised from time to time or such other similar Company policies, including but not limited to, policies relating to black out periods. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. However, to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent deemed advisable by the Committee in its discretion.

6.10 Compliance with Code Section 162(m)

     While the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have any adverse effect on the prior grant of an Incentive Award, or the economic value to a Grantee of any outstanding Incentive Award, unless consented to in writing by the Grantee.

6.11 Successors

     All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

6.12 Miscellaneous Provisions

     (a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

     (b) No Shares of Common Stock shall be issued hereunder unless counsel for the Company is then reasonably satisfied that such issuance will be in compliance with federal and state securities laws, if applicable.

     (c) The expenses of the Plan shall be borne by the Company.

     (d) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

6.13 Severability

     In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

6.14 Gender, Tense and Headings

     Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

6.15 Governing Law

     The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

6.16 Code Section 409A

     To the extent that any Incentive Award is subject to Code Section 409A as determined by the Committee, the Incentive Agreement shall comply with the requirements of Code Section 409A and the notices and regulations thereunder in a manner as determined by the Committee in its sole discretion including, but not limited to, using the more restrictive definition of Change in Control from applicable Code Section 409A regulations and notices to the extent that it is more restrictive than as defined in the Plan and using the more restrictive definition of Disability as provided in Section 409A. The Committee may amend any Incentive Award to comply with Code Section 409A and the notices and regulations thereunder without a Grantee’s consent even if such amendment would have an adverse affect on a Grantee’s Incentive Award. The Board may amend the Plan as it deems necessary to comply with Section 409A and no Grantee consent shall be required even if such an amendment would have an adverse effect on a Grantee’s Incentive Award.

[Signature Page Follows]

     IN WITNESS WHEREOF, Endeavour International Corporation has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer.

ENDEAVOUR INTERNATIONAL CORPORATION

By:

Name:

Title:

Endeavour International Corporation
1000 Main Street, Suite 3300, Houston, Texas 77002

PROXY

This Proxy is Solicited By and on Behalf of the Board of Directors for the
Annual Meeting of Stockholders, August 25, 2005

     The undersigned hereby appoints William L. Transier and John N. Seitz, either or both of them, proxies of the undersigned with full power of substitution, to vote all shares of Endeavour International Corporation Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Endeavour International Corporation to be held in Houston, Texas on Thursday, August 25, 2005 at 10:00 a.m., local time, or at any adjournment or postponement thereof, upon the matters set forth below and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTORS AND A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE 2004 INCENTIVE PLAN.

1.	Election of Class I Directors:		For	Withheld
	01-John B. Connally III		☐	☐
	02-William L. Transier		☐	☐

2.	Approval of an Amendment to the 2004 Incentive Plan:	For	Against	Abstain
		☐	☐	☐

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(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

This proxy will be voted as indicated by the stockholder(s). If no choice is indicated above, this proxy will be voted “for” the election of each of the directors and “for” the approval of an amendment to the 2004 Incentive Plan.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished herewith.

Please note any address changes.

Date:

Signature of Stockholder:

Signature of Stockholder:

	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

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YOUR VOTE IS IMPORTANT
VOTE TODAY IN ONE OF THREE WAYS:

1.	VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at
1-866-626-4508 on a touch-tone telephone

OR

2.	VOTE BY INTERNET: Log-on to
www.votestock.com
Enter your control number printed below
Vote your proxy by checking the appropriate boxes
Click on “Accept Vote”

OR

3.	VOTE BY MAIL: If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.